UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10157

Franklin Global Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 7/31

Date of reporting period: 1/31/19

Item 1.	Reports to Stockholders.

Semiannual Report and Shareholder Letter January 31, 2019

Franklin International Growth Fund

Franklin International Small Cap Growth Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended January 31, 2019, the global economy generally expanded amid upbeat economic data, solid corporate earnings and hints of a slower pace of interest-rate increases from the U.S. Federal Reserve (Fed). The European Central Bank left its benchmark interest rate unchanged but reduced its monthly bond purchases and concluded the program at the end of 2018. The Fed raised its federal funds rate range by 0.25% twice during the period and continued reducing its balance sheet. Global markets were pressured by concerns about increased technology company regulation, U.S. and European Union political uncertainties, major central banks’ interest-rate policies, and the impact of the U.S.-China trade dispute on global growth and corporate earnings. In this environment, stocks in global developed markets excluding the U.S. and Canada ended the period with negative returns, as measured by the MSCI Europe, Australasia and Far East Index.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Global Trust’s semiannual report includes more detail about prevailing conditions and discussions about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward Perks, CFA

President and Chief Executive Officer –

Investment Management

Franklin Global Trust

This letter reflects our analysis and opinions as of January 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Semiannual Report	franklintempleton.com

Semiannual Report

Economic and Market Overview

The U.S. economy grew during the six-month period. After accelerating in 2018’s second quarter, the economy moderated in the third and fourth quarters. Growth in consumer spending, business investment and inventory investment were partly offset by a decline in housing investment and an increase in imports (a subtraction from growth calculation). The manufacturing and services sectors expanded during the period. The unemployment rate increased from 3.9% in July 2018 to 4.0% at period-end.1 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.9% in July 2018 to 1.6% at period-end.1

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate twice during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy. At its January meeting, the Fed held its target range for the federal funds rate unchanged and mentioned it would be patient in deciding further rate adjustments. Furthermore, the Fed signaled it might take a flexible approach to its balance sheet reduction. The broad U.S. stock market, as measured by the Standard & Poor’s® 500 Index, declined for the six-month period ended January 31, 2019.

The global economy expanded during the six months under review, despite weakness in certain regions. Global developed and emerging market stocks were aided at certain points during the period by upbeat economic data, easing trade tensions in some regions, encouraging corporate earnings reports and the Fed’s indications of a cautious approach to its monetary policy decisions.

However, various factors weighed on global markets during the period, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union, and major central banks’ interest-rate path and unwinding of monetary stimulus measures. Markets were further pressured by U.S. trade disputes with its allies and China, and their impact on global growth and corporate earnings. In this environment, global stocks, as measured by the MSCI All Country World Index, had a -4.49% total return for the six months ended January 31, 2019.2

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth accelerated in 2018’s third quarter but moderated in the fourth quarter. The Bank of England raised its key policy rate once during the period. After moderating in 2018’s third quarter, the eurozone’s quarterly GDP growth stabilized in the fourth quarter. The bloc’s annual inflation rate ended the period lower than in July 2018. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period and concluded its bond purchase program at the end of 2018. In January 2019, the ECB reiterated that it expected key interest rates to remain unchanged through at least the summer of 2019 and intended to reinvest principal payments from maturing bonds for an extended period of time.

In Asia, Japan’s quarterly GDP expanded in 2018’s fourth quarter after contracting in the third quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures. China’s annual GDP moderated in 2018’s third and fourth quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth.

The foregoing information reflects our analysis and opinions as of January 31, 2019. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: U.S. Bureau of Labor Statistics.

2. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin International Growth Fund

This semiannual report for Franklin International Growth Fund covers the period ended January 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing predominantly in equity securities of mid- and large-capitalization companies, generally those with market capitalizations greater than $2 billion, located outside of the U.S., including developing or emerging market countries. The Fund considers international companies to be those organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S.

Performance Overview

For the six months ended January 31, 2019, the Fund’s Class A shares had a -11.14% cumulative total return. In comparison, the Fund’s benchmark, the MSCI Europe, Australasia and Far East (EAFE) (Net Dividends) Index, had a -7.80% return.1 The MSCI EAFE (Net Dividends) Index measures global developed stock market performance excluding the U.S. and Canada, taking into account the impact of foreign withholding taxes. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

In choosing individual equity investments, we employ a disciplined, bottom-up approach to identify attractive investment opportunities that have higher expected revenue and earnings growth than their peers. We use a growth investment style and in-depth, fundamental research to identify high-quality companies, across all industry groups, with sustainable business models that offer the most attractive combination of growth, quality and valuation.

Geographic Composition

Based on Total Net Assets as of 1/31/19

Manager’s Discussion

During the six-month period under review, stock selection in the communication services and consumer discretionary sectors detracted from relative performance.2

In the communication services sector, Japanese gaming, advertising and media firm CyberAgent hindered relative performance. The company has seen lackluster growth in its advertising and gaming businesses recently, but better results out of its media operations. We remain optimistic about CyberAgent’s position in the advertising and gaming industries and expect long-term potential in its digital video business.

In the consumer discretionary sector, several cyclical holdings hurt relative results amid broad concerns about the global economy. These holdings included Zozo, a Japanese online apparel retailer, and Dollarama, a Canadian discount retailer. Global auto parts manufacturer Aptiv also hindered results, but we continue to believe that secular trends toward autonomous driving and electrification should support the company’s longer-term growth.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. The communication services sector comprises media in the SOI. The consumer discretionary sector comprises auto components, diversified consumer services, internet and direct marketing retail, and multiline retail in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 21.

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FRANKLIN INTERNATIONAL GROWTH FUND

Top 10 Sectors/Industries

1/31/19

% of Total Net Assets
Internet & Direct Marketing Retail	11.8%
Chemicals	8.5%
Software	8.2%
Health Care Equipment & Supplies	8.1%
IT Services	7.8%
Diversified Consumer Services	5.2%
Biotechnology	4.8%
Banks	4.7%
Pharmaceuticals	4.6%
Media	4.3%

In other sectors, Ireland-domiciled biopharmaceuticals firm Alkermes detracted from relative performance due to a regulatory setback in the U.S. for a depression drug. However, we expect the company to continue to generate strong royalty revenues over the long term. Umicore, a Belgium-based clean technologies materials firm, also hindered relative performance after it lowered its earnings guidance for its fiscal year. The move came as the company deals with temporary weakness in its business of providing automakers with materials to help reduce emissions. Sophos Group, a U.K.-based cybersecurity firm, hampered relative results as it contended with a continued slowdown in bookings.

Conversely, stock selection and an underweighting in the financials sector contributed to relative performance.3 German financial exchange operator Deutsche Boerse supported relative performance as increased market volatility raised expectations for higher trading volumes at the exchange.

Top 10 Countries

1/31/19

% of Total Net Assets
U.K.	26.1%
Germany	14.2%
Japan	7.0%
Canada	5.8%
Belgium	5.8%
Denmark	5.6%
Netherlands	5.4%
Australia	5.0%
U.S.	4.9%
China	3.2%

3. The financials sector comprises banks and capital markets in the SOI.

Top 10 Holdings

1/31/19

Company Sector/Industry, Country	% of Total Net Assets

MTU Aero Engines AG Aerospace & Defense, Germany	3.4%

Umicore SA Chemicals, Belgium	3.3%

Shopify Inc. IT Services, Canada	3.2%

TAL Education Group Diversified Consumer Services, China	3.2%

Boohoo Group PLC Internet & Direct Marketing Retail, U.K.	3.1%

Zozo Inc. Internet & Direct Marketing Retail, Japan	3.1%

John Wood Group PLC Energy Equipment & Services, U.K.	3.0%

Sophos Group PLC Software, U.K.	2.9%

LivaNova PLC Health Care Equipment & Supplies, U.K.	2.9%

DSV AS Road & Rail, Denmark	2.9%

In other sectors, Canada-based retailing software maker Shopify and U.K.-based business software maker The Sage Group contributed to relative results. Shopify has seen strong demand for its products and services in recent quarters. Sage Group, meanwhile, appointed a new chief executive officer and unveiled an investment plan to move customers to cloud-based subscriptions in a bid to increase long-term growth rates. Argentina-based online marketplace operator MercadoLibre and U.K.-based online fashion brand Boohoo Group also contributed to relative performance. Earnings growth at MercadoLibre has remained strong due to strong activity on its platform and greater adoption of its payment and logistics solutions, while sales trends at Boohoo have been strong recently. Education-related businesses Kroton Educacional and TAL Education Group supported relative performance as well. Kroton, a Brazilian higher education provider, was buoyed by an improving economic environment in Brazil, while Chinese tutoring provider TAL continues to benefit from strong demand for educational services in China.

Regionally, security selection in Japan and the U.K. hampered relative performance, while off-benchmark exposure to emerging markets supported relative results.

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FRANKLIN INTERNATIONAL GROWTH FUND

Thank you for your continued participation in Franklin International Growth Fund. We look forward to serving your future investment needs.

Donald G. Huber, CFA

John Remmert
Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of January 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN INTERNATIONAL GROWTH FUND

Performance Summary as of January 31, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 1/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4

6-Month	-11.14%	-16.02%
1-Year	-11.78%	-16.64%
5-Year	+31.48%	+4.44%
10-Year	+179.76%	+10.22%

Advisor

6-Month	-11.03%	-11.03%
1-Year	-11.55%	-11.55%
5-Year	+33.21%	+5.90%
10-Year	+187.40%	+11.13%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN INTERNATIONAL GROWTH FUND

PERFORMANCE SUMMARY

Distributions (8/1/18–1/31/19)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

A	$0.0338	$0.0314	$0.1700	$0.2352

C	$ —	$0.0314	$0.1700	$0.2014

R	$0.0283	$0.0314	$0.1700	$0.2297

R6	$0.0542	$0.0314	$0.1700	$0.2556

Advisor	$0.0471	$0.0314	$0.1700	$0.2485

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver

A	1.12%	1.26%

Advisor	0.87%	1.01%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 11/30/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN INTERNATIONAL GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 8/1/18	Value 1/31/19	8/1/18–1/31/19[1,2]	Value 1/31/19	8/1/18–1/31/19[1,2]	Ratio[2]

A	$ 1,000	$888.60	$4.71	$ 1,020.21	$ 5.04	0.99%
C	$ 1,000	$885.20	$8.27	$ 1,016.43	$ 8.84	1.74%
R	$ 1,000	$887.40	$5.95	$ 1,018.90	$ 6.36	1.25%
R6	$ 1,000	$890.20	$3.10	$ 1,021.93	$ 3.31	0.65%
Advisor	$ 1,000	$889.70	$3.52	$ 1,021.48	$ 3.77	0.74%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin International Small Cap Growth Fund

This semiannual report for Franklin International Small Cap Growth Fund covers the period ended January 31, 2019. Effective June 3, 2013, the Fund closed to new investors, with limited exceptions. Effective on or about March 1, 2019, the name of the Fund will change from Franklin International Small Cap Growth Fund to Franklin International Small Cap Fund.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with market capitalizations not exceeding $5 billion (or the equivalent in local currencies), or the highest market capitalization of the MSCI Europe, Australasia and Far East (EAFE) Small Cap Index, whichever is greater, at the time of purchase. The Fund considers international companies to be those organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S.

Performance Overview

For the six months ended January 31, 2019, the Fund’s Class A shares had a -12.02% cumulative total return. In comparison, the Fund’s benchmark, the MSCI EAFE Small Cap (Net Dividends) Index, had a -10.66% return.1 The MSCI EAFE Small Cap (Net Dividends) Index tracks small cap equity performance in global developed markets excluding the U.S. and Canada, taking into account the impact of foreign withholding taxes. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 13.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Geographic Composition

Based on Total Net Assets as of 1/31/19

Investment Strategy

In choosing individual equity investments, we use a fundamental, bottom-up approach involving in-depth analysis of individual equity securities. We employ a quantitative and qualitative approach to identify smaller international companies that we believe have the potential to generate attractive performance with lower downside risk. Such companies tend to have proprietary products and services, which can sustain a longer-term competitive advantage, and they tend to have a higher probability of maintaining a strong balance sheet and/or generating cash flow. After we identify a company, we conduct a thorough analysis to establish its earnings prospects and determine its value. Overall, we seek to invest in growth companies with attractive valuations.

We do not select investments for the Fund that are merely representative of the small cap asset class but instead aim to produce a portfolio of securities of exceptional companies operating in sectors that offer attractive growth potential.

Although we seek to outperform the MSCI EAFE Small Cap (Net Dividends) Index, the Fund may take positions that are not represented in the index.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 28.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

Manager’s Discussion

During the six-month period under review, an overweight allocation and stock selection in the energy sector and stock selection in the consumer staples sector detracted from relative returns.2

In the energy sector, Norway-based drilling rig company Borr Drilling and U.K.-based oilfield services firm John Wood Group hurt relative results as crude oil prices fell sharply in late 2018. We believe both companies should see stronger demand for their services and equipment as we expect major oil companies to begin spending more heavily on exploration and production to replace existing reserves.

Top 10 Sectors/Industries

1/31/19

% of Total
Net Assets
Insurance	9.1%
Commercial Services & Supplies	8.0%
Marine	7.8%
Energy Equipment & Services	5.9%
Capital Markets	5.3%
Media	5.1%
Real Estate Management & Development	4.5%
Hotels, Restaurants & Leisure	4.5%
Interactive Media & Services	4.4%
Machinery	3.9%

In the consumer staples sector, Denmark-based cigar maker Scandinavian Tobacco Group hindered relative performance on a lackluster earnings report as short-term supply chain issues have impacted results. Total Produce, an Ireland-based fresh produce distributor, also detracted. The stock was weak on concerns about the impact extreme weather would have on earnings and wariness about its recently acquired stake in banana producer Dole (not a Fund holding), which came with significant debt. However, we believe the company should continue to post steady growth over the longer term, fueled by strong demand for fresh produce globally and continued bolt-on acquisitions.

In other sectors, relative results were hampered by Greece-headquartered dry bulk shipper Diana Shipping, Danish facilities outsourcer ISS and British trash hauler Biffa. ISS announced a restructuring of its business to try to improve

Top 10 Holdings

1/31/19

Company	% of Total
Sector/Industry, Country	Net Assets

Fairfax India Holdings Corp. Capital Markets, Canada	5.3%

Clarkson PLC Marine, U.K.	5.2%

Liberty Latin America Ltd. Media, Chile	5.1%

Hang Lung Group Ltd. Real Estate Management & Development, Hong Kong	4.5%

Elior Group SA Hotels, Restaurants & Leisure, France	4.5%

58.com Inc. Interactive Media & Services, China	4.4%

John Wood Group PLC Energy Equipment & Services, U.K.	4.1%

Zardoya Otis SA Machinery, Spain	3.9%

Fairfax Financial Holdings Ltd. Insurance, Canada	3.8%

Total Produce PLC Food & Staples Retailing, Ireland	3.8%

future growth rates, while Biffa was hurt by competitive pressures in its municipal trash hauling business and the loss of several contracts. However, the company looks to have stabilized as it takes steps to improve overall profitability.

In contrast, security selection in materials and consumer discretionary bolstered relative performance.3

In the materials sector, U.K.-based plastic packaging manufacturer RPC Group contributed to relative performance after receiving a takeover offer from a private-equity firm. Straits Trading Co., a mining and real estate firm, also buoyed relative returns. Straits Trading has been shifting from commodities into the more profitable real estate business, which we expect will enhance growth over the longer term. The company is also buying back shares. Hong Kong-based real estate firm Hang Lung Group contributed to results due to improving sentiment surrounding the company, which operates high-end malls in Hong Kong and China.

In the consumer discretionary sector, Japanese toy and game maker Bandai Namco Holdings contributed to relative

2. The energy sector comprises energy equipment and services in the SOI. The consumer staples sector comprises food and staples retailing, food products, personal products and tobacco in the SOI.

3. The materials sector comprises containers and packaging and metals and mining in the SOI. The consumer discretionary sector comprises distributors; hotels, restaurants and leisure; internet and direct marketing retail; and leisure products in the SOI.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

performance following a strong earnings report and optimism about the upcoming launch of new home video game titles.

In other sectors, Swiss logistics firm Panalpina Welttransport Holding (not held at period-end) and British shipping broker Clarkson contributed to relative performance. Shares of Panalpina rose following a takeover offer from a rival Danish firm. Clarkson reaffirmed its full-year guidance in January 2019, allaying concerns about the impact trade tensions would have on its business.

Top 10 Countries

1/31/19

% of Total
Net Assets
U.K.	23.5%
Canada	9.1%
U.S.	7.9%
Denmark	7.1%
Spain	7.0%
France	6.4%
Chile	5.1%
Sweden	4.8%
Hong Kong	4.5%
China	4.4%

Regionally, exposure to Canada and stock selection in Europe weighed on relative performance. Stock selection in Japan and Hong Kong was beneficial.

Thank you for your continued participation in Franklin International Small Cap Growth Fund. We look forward to serving your future investment needs.

Edwin Lugo, CFA
Lead Portfolio Manager

Panjak Nevatia, CFA Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of January 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

12	Semiannual Report	franklintempleton.com

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

Performance Summary as of January 31, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 1/31/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]

A3

6-Month	-12.02%	-16.86%
1-Year	-18.60%	-23.07%
5-Year	+10.09%	+0.79%
10-Year	+212.05%	+11.42%

Advisor

6-Month	-11.86%	-11.86%
1-Year	-18.36%	-18.36%
5-Year	+11.42%	+2.19%
10-Year	+220.56%	+12.35%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 14 for Performance Summary footnotes.

franklintempleton.com	Semiannual Report	13

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY

Distributions (8/1/18–1/31/19)

Share Class	Net Investment Income	Short-Term Capital Gain	Total

A	$0.2690	$0.2608	$0.5298

C	$0.1528	$0.2608	$0.4136

R	$0.2394	$0.2608	$0.5002

R6	$0.3198	$0.2608	$0.5806

Advisor	$0.3023	$0.2608	$0.5631

Total Annual Operating Expenses4

Share Class

A	1.38%

Advisor	1.13%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund is intended for long-term investors who are comfortable with fluctuation in the value of their investment, especially over the short term. Smaller, relatively new and/or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Foreign investing involves additional risks such as currency and market volatility, as well as political and social instability. Investments in emerging markets involve heightened risks relating to the same factors. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

14	Semiannual Report	franklintempleton.com

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 8/1/18	Ending Account Value 1/31/19	Expenses Paid During Period 8/1/18–1/31/19[1,2]	Ending Account Value 1/31/19	Expenses Paid During Period 8/1/18–1/31/19[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$879.80	$ 6.63	$1,018.15	$ 7.12	1.40%
C	$1,000	$876.40	$ 10.12	$1,014.42	$10.87	2.14%
R	$1,000	$878.90	$ 7.77	$1,016.94	$ 8.34	1.64%
R6	$1,000	$881.40	$ 4.84	$1,020.06	$ 5.19	1.02%
Advisor	$1,000	$881.40	$ 5.41	$1,019.46	$ 5.80	1.14%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

franklintempleton.com	Semiannual Report	15

FRANKLIN GLOBAL TRUST

Financial Highlights

Franklin International Growth Fund

	Six Months Ended
	January 31, 2019	Year Ended July 31,
	(unaudited)	2018	2017	2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.31	$13.18	$11.07	$11.16	$11.40	$10.45

Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)	0.06	0.05	0.03	0.06	0.05
Net realized and unrealized gains (losses)	(1.72)	2.26	2.12	(0.12)	(0.20)	0.95

Total from investment operations	(1.73)	2.32	2.17	(0.09)	(0.14)	1.00

Less distributions from:
Net investment income	(0.03)	—	(0.06)	(—)[c]	(0.03)	(0.05)
Net realized gains	(0.20)	(0.19)	—	—	(0.07)	—

Total distributions	(0.23)	(0.19)	(0.06)	(—)[c]	(0.10)	(0.05)

Net asset value, end of period	$13.35	$15.31	$13.18	$11.07	$11.16	$11.40

Total return[d]	(11.14)%	17.73%	19.70%	(0.80)%	(1.13)%	9.56%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.14%	1.27%	1.54%	1.65%	1.72%	1.70%

Expenses net of waiver and payments by affiliates	0.99% [f]	1.15% [f]	1.31% [f]	1.44% [f]	1.49%	1.49% [f]

Net investment income (loss)	(0.18)%	0.43%	0.37%	0.25%	0.61%	0.48%

Supplemental data

Net assets, end of period (000’s)	$221,724	$161,607	$185,680	$169,994	$182,825	$179,862

Portfolio turnover rate	3.90%	58.36%	28.66%	27.27%	47.52%	29.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

16	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)

	Six Months Ended
	January 31, 2019	Year Ended July 31,
	(unaudited)	2018	2017		2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.74	$12.80	$10.77		$10.94	$11.22	$10.31

Income from investment operations[a]:
Net investment income (loss)[b]	(0.06)	(0.03)	(0.04)		(0.05)	(0.01)	(0.02)
Net realized and unrealized gains (losses)	(1.65)	2.16	2.07		(0.12)	(0.20)	0.93

Total from investment operations	(1.71)	2.13	2.03		(0.17)	(0.21)	0.91

Less distributions from:
Net realized gains	(0.20)	(0.19)	—		—	(0.07)	—

Net asset value, end of period	$12.83	$14.74	$12.80		$10.77	$10.94	$11.22

Total return[c]	(11.48)%	16.76%	18.85%		(1.55)%	(1.84)%	8.83%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.89%	2.02%	2.29%		2.40%	2.42%	2.40%

Expenses net of waiver and payments by affiliates	1.74% [e]	1.90% [e]	2.06%	[e]	2.19% [e]	2.19%	2.19%	[e]

Net investment income (loss)	(0.93)%	(0.32)%	(0.38)%		(0.50)%	(0.09)%	(0.22)%

Supplemental data

Net assets, end of period (000’s)	$23,035	$22,542	$8,702		$6,773	$7,179	$5,977

Portfolio turnover rate	3.90%	58.36%	28.66%		27.27%	47.52%	29.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	17

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)

	Six Months Ended
	January 31, 2019	Year Ended July 31,
	(unaudited)	2018	2017	2016	2015	2014

Class R

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.21	$13.16	$11.02	$11.15	$11.38	$10.41

Income from investment operations[a]:
Net investment income (loss)[b]	(0.03)	0.04	0.02	(—)[c]	0.04	0.03
Net realized and unrealized gains (losses)	(1.70)	2.22	2.13	(0.12)	(0.19)	0.95

Total from investment operations	(1.73)	2.26	2.15	(0.12)	(0.15)	0.98

Less distributions from:
Net investment income	(0.03)	(0.02)	(0.01)	(0.01)	(0.01)	(0.01)
Net realized gains	(0.20)	(0.19)	—	—	(0.07)	—

Total distributions	(0.23)	(0.21)	(0.01)	(0.01)	(0.08)	(0.01)

Net asset value, end of period	$13.25	$15.21	$13.16	$11.02	$11.15	$11.38

Total return[d]	(11.26)%	17.34%	19.54%	(1.10)%	(1.31)%	9.44%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.40%	1.49%	1.76%	1.90%	1.92%	1.90%

Expenses net of waiver and payments by affiliates	1.25% [f]	1.37% [f]	1.53% [f]	1.69% [f]	1.69%	1.69% [f]

Net investment income (loss)	(0.44)%	0.21%	0.15%	(—)%[g]	0.41%	0.28%

Supplemental data

Net assets, end of period (000’s)	$1,494	$1,086	$371	$295	$363	$222

Portfolio turnover rate	3.90%	58.36%	28.66%	27.27%	47.52%	29.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gRounds to less than 0.01%.

18	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)

	Six Months Ended
	January 31, 2019	Year Ended July 31,
	(unaudited)	2018	2017	2016	2015	2014

Class R6

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.34	$13.25	$11.15	$11.25	$11.48	$10.48

Income from investment operations[a]:
Net investment income[b]	0.01	0.12	0.08	0.07	0.15	0.11
Net realized and unrealized gains (losses)	(1.72)	2.26	2.15	(0.12)	(0.23)	0.94

Total from investment operations	(1.71)	2.38	2.23	(0.05)	(0.08)	1.05

Less distributions from:
Net investment income	(0.05)	(0.10)	(0.13)	(0.05)	(0.08)	(0.05)
Net realized gains	(0.20)	(0.19)	—	—	(0.07)	—

Total distributions	(0.25)	(0.29)	(0.13)	(0.05)	(0.15)	(0.05)

Net asset value, end of period	$13.38	$15.34	$13.25	$11.15	$11.25	$11.48

Total return[c]	(10.98)%	18.15%	20.26%	(0.39)%	(0.62)%	10.05%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.84%	0.85%	0.90%	1.01%	1.02%	1.02%

Expenses net of waiver and payments by affiliates	0.65% [e]	0.71% [e]	0.88% [e]	1.00% [e]	1.02% [f]	1.02% [e,f]

Net investment income	0.16%	0.87%	0.80%	0.69%	1.08%	0.95%

Supplemental data

Net assets, end of period (000’s)	$131,656	$83,292	$54,347	$122,862	$137,950	$29,132

Portfolio turnover rate	3.90%	58.36%	28.66%	27.27%	47.52%	29.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)

	Six Months Ended
	January 31, 2019	Year Ended July 31,
	(unaudited)	2018	2017	2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.33	$13.24	$11.13	$11.24	$11.47	$10.48

Income from investment operations[a]:
Net investment income[b]	— [c]	0.10	0.08	0.05	0.10	0.09
Net realized and unrealized gains (losses)	(1.71)	2.26	2.13	(0.12)	(0.20)	0.95

Total from investment operations	(1.71)	2.36	2.21	(0.07)	(0.10)	1.04

Less distributions from:
Net investment income	(0.05)	(0.08)	(0.10)	(0.04)	(0.06)	(0.05)
Net realized gains	(0.20)	(0.19)	—	—	(0.07)	—

Total distributions	(0.25)	(0.27)	(0.10)	(0.04)	(0.13)	(0.05)

Net asset value, end of period	$13.37	$15.33	$13.24	$11.13	$11.24	$11.47

Total return[d]	(11.03)%	17.98%	20.04%	(0.62)%	(0.76)%	9.91%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.89%	1.02%	1.29%	1.40%	1.42%	1.40%

Expenses net of waiver and payments by affiliates	0.74% [f]	0.90% [f]	1.06% [f]	1.19% [f]	1.19%	1.19% [f]

Net investment income	0.07%	0.68%	0.62%	0.50%	0.91%	0.78%

Supplemental data

Net assets, end of period (000’s)	$543,089	$294,254	$147,926	$110,441	$126,130	$97,134

Portfolio turnover rate	3.90%	58.36%	28.66%	27.27%	47.52%	29.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GLOBAL TRUST

Statement of Investments, January 31, 2019 (unaudited)

Franklin International Growth Fund

	Country	Shares	Value
Common Stocks 94.4%
Aerospace & Defense 3.4%
MTU Aero Engines AG	Germany	145,000	$31,239,081

Auto Components 2.6%
Aptiv PLC	United States	300,000	23,739,000

Banks 4.7%
FinecoBank Banca Fineco SpA	Italy	1,950,000	21,179,706
[a,b]Irish Bank Resolution Corp. Ltd.	Ireland	11,500	—
KBC Groep NV	Belgium	320,000	21,715,449

			42,895,155

Biotechnology 4.8%
[a]Alkermes PLC	United States	650,000	21,365,500
CSL Ltd.	Australia	160,000	22,656,062

			44,021,562

Capital Markets 2.8%
Deutsche Boerse AG	Germany	195,000	25,950,051

Chemicals 8.5%
Koninklijke DSM NV	Netherlands	250,000	23,347,176
Symrise AG	Germany	285,000	23,686,022
Umicore SA	Belgium	730,000	30,794,346

			77,827,544

Diversified Consumer Services 5.2%
Kroton Educacional SA	Brazil	6,000,000	18,810,170
[a]TAL Education Group, ADR	China	950,000	29,478,500

			48,288,670

Energy Equipment & Services 3.0%
John Wood Group PLC	United Kingdom	3,900,000	27,673,126

Health Care Equipment & Supplies 8.1%
Cochlear Ltd.	Australia	160,000	22,504,804
GN Store Nord A/S	Denmark	580,000	24,965,357
[a]LivaNova PLC	United Kingdom	290,000	26,772,800

			74,242,961

Internet & Direct Marketing Retail 11.8%
[a]Boohoo Group PLC	United Kingdom	11,600,000	28,584,865
[a]Just Eat PLC	United Kingdom	2,900,000	26,470,848
[a]MercadoLibre Inc.	Argentina	70,000	25,480,000
Zozo Inc.	Japan	1,400,000	28,186,367

			108,722,080

IT Services 7.8%
[a]InterXion Holding NV	Netherlands	440,000	26,417,600
Keywords Studios PLC	Ireland	1,000,000	15,628,313
[a]Shopify Inc., A	Canada	175,000	29,482,250

			71,528,163

Machinery 1.2%
Weir Group PLC	United Kingdom	550,000	10,852,631

Media 4.3%
Ascential PLC	United Kingdom	4,450,000	22,170,702
CyberAgent Inc.	Japan	550,000	17,672,710

			39,843,412

franklintempleton.com	Semiannual Report	21

FRANKLIN GLOBAL TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin International Growth Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Multiline Retail 2.6%
Dollarama Inc.	Canada	900,000	$24,242,632

Pharmaceuticals 4.6%
Hikma Pharmaceuticals PLC	United Kingdom	1,100,000	23,226,793
Santen Pharmaceutical Co. Ltd.	Japan	1,380,000	18,991,232

			42,218,025

Professional Services 2.5%
Experian PLC	United Kingdom	930,000	23,313,457

Road & Rail 2.9%
DSV AS	Denmark	335,000	26,672,236

Semiconductors & Semiconductor Equipment 2.8%
Infineon Technologies AG	Germany	1,180,000	26,225,878

Software 8.2%
The Sage Group PLC	United Kingdom	3,000,000	24,622,459
SAP SE	Germany	235,000	24,278,716
Sophos Group PLC	United Kingdom	6,100,000	26,968,279

			75,869,454

Trading Companies & Distributors 2.6%
Ferguson PLC	Switzerland	360,000	24,043,477

Total Common Stocks (Cost $820,950,622)			869,408,595

Short Term Investments (Cost $48,787,721) 5.3%

Money Market Funds 5.3%
[c,d]Institutional Fiduciary Trust Money Market Portfolio, 2.05%	United States	48,787,721	48,787,721

Total Investments (Cost $869,738,343) 99.7%			918,196,316
Other Assets, less Liabilities 0.3%			2,801,940

Net Assets 100.0%			$920,998,256

See Abbreviations on page 44.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

22	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GLOBAL TRUST

Financial Highlights

Franklin International Small Cap Growth Fund

	Six Months Ended January 31, 2019	Year Ended July 31,
	(unaudited)	2018	2017	2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.68	$20.61	$17.55	$19.92	$22.23	$19.70

Income from investment operations[a]:
Net investment income[b]	0.02	0.47	0.19	0.22	0.19	0.19
Net realized and unrealized gains (losses)	(2.42)	0.41	4.37	(1.98)	(0.48)	2.65

Total from investment operations	(2.40)	0.88	4.56	(1.76)	(0.29)	2.84

Less distributions from:
Net investment income	(0.27)	(1.23)	(0.18)	(0.24)	(0.29)	(0.11)

Net realized gains	(0.26)	(0.58)	(1.32)	(0.37)	(1.73)	(0.20)

Total distributions	(0.53)	(1.81)	(1.50)	(0.61)	(2.02)	(0.31)

Net asset value, end of period	$16.75	$19.68	$20.61	$17.55	$19.92	$22.23

Total return[c]	(12.02)%	4.32%	28.31%	(8.93)%	(0.17)%	14.48%

Ratios to average net assets[d]
Expenses[e]	1.40%	1.38%	1.38%	1.38%	1.36%	1.36%
Net investment income	0.27%	2.32%	1.05%	1.14%	0.98%	0.89%

Supplemental data
Net assets, end of period (000’s)	$113,267	$142,505	$161,355	$169,943	$212,890	$257,568
Portfolio turnover rate	5.68%	26.98%	21.71%	21.93%	24.20%	16.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	23

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin International Small Cap Growth Fund (continued)

	Six Months Ended January 31, 2019	Year Ended July 31,
	(unaudited)	2018	2017	2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.42	$20.36	$17.32	$19.60	$21.94	$19.51

Income from investment operations[a]:
Net investment income (loss)[b]	(0.04)	0.32	0.05	0.07	0.05	0.02
Net realized and unrealized gains (losses)	(2.39)	0.39	4.33	(1.95)	(0.47)	2.63

Total from investment operations	(2.43)	0.71	4.38	(1.88)	(0.42)	2.65

Less distributions from:
Net investment income	(0.15)	(1.07)	(0.02)	(0.03)	(0.19)	(0.02)
Net realized gains	(0.26)	(0.58)	(1.32)	(0.37)	(1.73)	(0.20)

Total distributions	(0.41)	(1.65)	(1.34)	(0.40)	(1.92)	(0.22)

Net asset value, end of period	$16.58	$19.42	$20.36	$17.32	$19.60	$21.94

Total return[c]	(12.36)%	3.50%	27.39%	(9.66)%	(0.86)%	13.59%

Ratios to average net assets[d]
Expenses[e]	2.14%	2.14%	2.13%	2.15%	2.08%	2.11%
Net investment income (loss)	(0.47)%	1.56%	0.30%	0.37%	0.26%	0.14%

Supplemental data
Net assets, end of period (000’s)	$12,899	$19,184	$22,191	$22,699	$30,067	$35,484
Portfolio turnover rate	5.68%	26.98%	21.71%	21.93%	24.20%	16.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

24	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin International Small Cap Growth Fund (continued)

	Six Months Ended January 31, 2019	Year Ended July 31,
	(unaudited)	2018	2017	2016	2015	2014

Class R

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.72	$20.66	$17.56	$19.88	$22.19	$19.65

Income from investment operations[a]:
Net investment income[b]	— [c]	0.42	0.13	0.17	0.15	0.12
Net realized and unrealized gains (losses)	(2.42)	0.40	4.41	(1.98)	(0.48)	2.66

Total from investment operations	(2.42)	0.82	4.54	(1.81)	(0.33)	2.78

Less distributions from:
Net investment income	(0.24)	(1.18)	(0.12)	(0.14)	(0.25)	(0.04)
Net realized gains	(0.26)	(0.58)	(1.32)	(0.37)	(1.73)	(0.20)

Total distributions	(0.50)	(1.76)	(1.44)	(0.51)	(1.98)	(0.24)

Net asset value, end of period	$16.80	$19.72	$20.66	$17.56	$19.88	$22.19

Total return[d]	(12.11)%	3.97%	28.07%	(9.20)%	(0.41)%	14.17%

Ratios to average net assets[e]
Expenses[f]	1.64%	1.64%	1.64%	1.64%	1.62%	1.62%
Net investment income	0.03%	2.06%	0.79%	0.88%	0.72%	0.63%

Supplemental data
Net assets, end of period (000’s)	$2,744	$3,450	$3,592	$4,735	$6,193	$9,320
Portfolio turnover rate	5.68%	26.98%	21.71%	21.93%	24.20%	16.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	25

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin International Small Cap Growth Fund (continued)

	Six Months Ended January 31, 2019	Year Ended July 31,
	(unaudited)	2018	2017	2016	2015	2014

Class R6

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.74	$20.67	$17.61	$20.03	$22.32	$19.78

Income from investment operations[a]:
Net investment income[b]	0.06	0.56	0.27	0.30	0.27	0.28
Net realized and unrealized gains (losses)	(2.44)	0.40	4.37	(2.00)	(0.48)	2.65

Total from investment operations	(2.38)	0.96	4.64	(1.70)	(0.21)	2.93

Less distributions from:
Net investment income	(0.32)	(1.31)	(0.26)	(0.35)	(0.35)	(0.19)
Net realized gains	(0.26)	(0.58)	(1.32)	(0.37)	(1.73)	(0.20)

Total distributions	(0.58)	(1.89)	(1.58)	(0.72)	(2.08)	(0.39)

Net asset value, end of period	$16.78	$19.74	$20.67	$17.61	$20.03	$22.32

Total return[c]	(11.86)%	4.70%	28.87%	(8.61)%	0.22%	14.89%

Ratios to average net assets[d]

Expenses[e]	1.02% [f]	1.01%	0.99%	0.99%	0.99%	1.00%

Net investment income	0.65%	2.69%	1.44%	1.53%	1.35%	1.25%

Supplemental data

Net assets, end of period (000’s)	$273,782	$450,645	$492,010	$383,411	$387,070	$359,449

Portfolio turnover rate	5.68%	26.98%	21.71%	21.93%	24.20%	16.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

26	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin International Small Cap Growth Fund (continued)

	Six Months Ended January 31, 2019	Year Ended July 31,
	(unaudited)	2018	2017	2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.73	$20.67	$17.59	$20.00	$22.30	$19.77

Income from investment operations[a]:
Net investment income[b]	0.05	0.52	0.23	0.25	0.24	0.25
Net realized and unrealized gains (losses)	(2.43)	0.40	4.39	(1.97)	(0.48)	2.65

Total from investment operations	(2.38)	0.92	4.62	(1.72)	(0.24)	2.90

Less distributions from:
Net investment income	(0.30)	(1.28)	(0.22)	(0.32)	(0.33)	(0.17)
Net realized gains	(0.26)	(0.58)	(1.32)	(0.37)	(1.73)	(0.20)

Total distributions	(0.56)	(1.86)	(1.54)	(0.69)	(2.06)	(0.37)

Net asset value, end of period	$16.79	$19.73	$20.67	$17.59	$20.00	$22.30

Total return[c]	(11.86)%	4.51%	28.68%	(8.74)%	0.09%	14.74%

Ratios to average net assets[d]

Expenses[e]	1.14%	1.14%	1.14%	1.14%	1.12%	1.12%

Net investment income	0.53%	2.56%	1.29%	1.38%	1.22%	1.13%

Supplemental data

Net assets, end of period (000’s)	$514,525	$763,309	$749,573	$827,351	$1,300,759	$1,223,532

Portfolio turnover rate	5.68%	26.98%	21.71%	21.93%	24.20%	16.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	27

FRANKLIN GLOBAL TRUST

Statement of Investments, January 31, 2019 (unaudited)

Franklin International Small Cap Growth Fund

	Country	Shares	Value

Common Stocks 93.5%
Capital Markets 5.3%
[a]Fairfax India Holdings Corp	Canada	3,806,200	$49,061,918

Commercial Services & Supplies 8.0%
Biffa PLC	United Kingdom	10,532,000	24,634,373
Elis SA	France	1,071,060	17,324,735
ISS AS	Denmark	1,110,200	31,356,054

			73,315,162

Containers & Packaging 3.1%
RPC Group PLC	United Kingdom	2,726,500	28,418,979

Distributors 2.9%
[b]Headlam Group PLC	United Kingdom	5,133,788	26,317,857

Energy Equipment & Services 5.9%
[a]Borr Drilling Ltd.	Norway	6,309,275	16,157,872
John Wood Group PLC	United Kingdom	5,348,175	37,948,903

			54,106,775

Equity Real Estate Investment Trusts (REITs) 3.1%
Lar Espana Real Estate Socimi SA	Spain	3,003,610	28,916,796

Food & Staples Retailing 3.8%
Total Produce PLC	Ireland	18,009,900	34,842,447

Food Products 2.9%
Cloetta AB, B	Sweden	10,122,100	26,836,782

Health Care Providers & Services 1.3%
BML Inc.	Japan	436,000	12,008,263

Hotels, Restaurants & Leisure 4.5%
Elior Group SA	France	2,906,500	40,924,754

Insurance 9.1%
[a]Arch Capital Group Ltd.	United States	919,321	26,982,071
Fairfax Financial Holdings Ltd.	Canada	74,200	35,122,238
RenaissanceRe Holdings Ltd.	United States	154,200	21,284,226

			83,388,535

Interactive Media & Services 4.4%
[a]58.com Inc., ADR	China	631,100	40,011,740

Internet & Direct Marketing Retail 1.9%
Dustin Group AB	Sweden	1,939,271	17,474,580

Leisure Products 1.9%
Bandai Namco Holdings Inc.	Japan	389,100	17,128,616

Machinery 3.9%
Zardoya Otis SA	Spain	4,549,008	36,009,702

Marine 7.8%
Clarkson PLC	United Kingdom	1,421,229	47,702,359
[a,b]Diana Shipping Inc.	United States	8,027,750	23,601,585

			71,303,944

Media 5.1%
[a]Liberty Latin America Ltd.	Chile	1,048,300	18,324,284
[a]Liberty Latin America Ltd., A	Chile	1,615,000	28,157,525

			46,481,809

28	Semiannual Report	franklintempleton.com

FRANKLIN GLOBAL TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin International Small Cap Growth Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Metals & Mining 3.0%
Straits Trading Co. Ltd.	Singapore	18,223,100	$27,894,918

Personal Products 1.3%
Ontex Group NV	Belgium	543,900	11,574,683

Pharmaceuticals 0.6%
Haw Par Corp. Ltd.	Singapore	642,100	5,916,433

Professional Services 2.3%
PageGroup PLC	United Kingdom	2,820,801	16,331,924
SThree PLC	United Kingdom	1,446,209	5,195,381

			21,527,305

Real Estate Management & Development 4.5%
Hang Lung Group Ltd.	Hong Kong	14,009,300	41,062,049

Tobacco 3.7%
Scandinavian Tobacco Group AS	Denmark	2,612,973	33,785,682

Trading Companies & Distributors 3.2%
Grafton Group PLC, units consisting of common stock	United Kingdom	3,039,532	29,270,784

Total Common Stocks (Cost $866,863,946)			857,580,513

		Principal Amount

Short Term Investments (Cost $44,000,000) 4.8%

Time Deposits 4.8%
Royal Bank Of Canada, 2.35%, 2/01/19	United States	$44,000,000	44,000,000

Total Investments (Cost $910,863,946) 98.3%			901,580,513
Other Assets, less Liabilities 1.7%			15,635,970

Net Assets 100.0%			$917,216,483

See Abbreviations on page 44.

aNon-income producing.

bSee Note 8 regarding holdings of 5% voting securities.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	29

FRANKLIN GLOBAL TRUST

Financial Statements

Statements of Assets and Liabilities

January 31, 2019 (unaudited)

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$820,950,622	$ 844,205,665
Cost - Non-controlled affiliates (Note 3f and 8)	48,787,721	66,658,281

Value - Unaffiliated issuers	$869,408,595	$ 851,661,071
Value - Non-controlled affiliates (Note 3f and 8)	48,787,721	49,919,442
Cash	—	13,795,850
Foreign currency, at value (cost $3 and $8, respectively)	3	8
Receivables:
Investment securities sold	—	5,139
Capital shares sold	7,556,638	907,977
Dividends	821,317	2,452,540
European Union tax reclaims	46,059	1,519,040
Affiliates	40,585	—
Other assets	43,695	34

Total assets	926,704,613	920,261,101

Liabilities:
Payables:
Investment securities purchased	3,938,330	—
Capital shares redeemed	1,193,533	1,963,127
Management fees	458,355	724,746
Distribution fees	63,535	35,260
Transfer agent fees	27,179	198,434
Trustees’ fees and expenses	—	622
Accrued expenses and other liabilities	25,425	122,429

Total liabilities	5,706,357	3,044,618

Net assets, at value	$920,998,256	$ 917,216,483

Net assets consist of:
Paid-in capital	$882,320,018	$ 962,976,949
Total distributable earnings (loss)	38,678,238	(45,760,466)

Net assets, at value	$920,998,256	$ 917,216,483

30	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

January 31, 2019 (unaudited)

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund
Class A:
Net assets, at value	$ 221,724,305	$113,266,789
Shares outstanding	16,612,782	6,761,230
Net asset value per share[a]	$13.35	$16.75
Maximum offering price per share (net asset value per share ÷ 94.50%)	$14.13	$17.72
Class C:
Net assets, at value	$ 23,035,088	$ 12,899,248
Shares outstanding	1,795,433	777,876
Net asset value and maximum offering price per share[a]	$12.83	$16.58
Class R:
Net assets, at value	$ 1,494,337	$ 2,743,649
Shares outstanding	112,799	163,317
Net asset value and maximum offering price per share	$13.25	$16.80
Class R6:
Net assets, at value	$ 131,655,631	$273,781,644
Shares outstanding	9,840,729	16,313,339
Net asset value and maximum offering price per share	$13.38	$16.78
Advisor Class:
Net assets, at value	$ 543,088,895	$514,525,153
Shares outstanding	40,634,375	30,646,727
Net asset value and maximum offering price per share	$13.37	$16.79

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	31

FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the six months ended January 31, 2019 (unaudited)

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$2,608,289	$7,728,881
Non-controlled affiliates (Note 3f and 8)	305,949	1,077,514
Interest:
Unaffiliated issuers	—	111,097
Other income (Note 1c)	—	540,541
Total investment income	2,914,238	9,458,033
Expenses:
Management fees (Note 3a)	2,694,629	5,400,712
Distribution fees: (Note 3c)
Class A	235,310	160,090
Class C	114,799	78,465
Class R	3,136	7,631
Transfer agent fees: (Note 3e)
Class A	85,776	88,915
Class C	10,463	11,117
Class R	561	2,162
Class R6	19,940	38,481
Advisor Class	183,540	462,087
Custodian fees (Note 4)	30,538	73,375
Reports to shareholders	10,800	26,220
Registration and filing fees	91,223	53,057
Professional fees	36,609	46,892
Trustees’ fees and expenses	8,620	32,171
Other	10,667	18,064
Total expenses	3,536,611	6,499,439
Expense reductions (Note 4)	(32)	(2,102)
Expenses waived/paid by affiliates (Note 3f and 3g)	(573,585)	(4,708)

Net expenses	2,962,994	6,492,629

Net investment income (loss)	(48,756)	2,965,404

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(7,597,316)	11,770,894
Non-controlled affiliates (Note 3f and 8)	—	(5,754,440)
Foreign currency transactions	106,289	(243,595)
Net realized gain (loss)	(7,491,027)	5,772,859
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(66,888,364)	(149,153,050)
Non-controlled affiliates (Note 3f and 8)	—	(16,644,447)
Translation of other assets and liabilities denominated in foreign currencies	10,968	(57,626)
Net change in unrealized appreciation (depreciation)	(66,877,396)	(165,855,123)
Net realized and unrealized gain (loss)	(74,368,423)	(160,082,264)
Net increase (decrease) in net assets resulting from operations	$(74,417,179)	$(157,116,860)

*Foreign taxes withheld on dividends	$120,703	$375,575

32	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin International Growth Fund		Franklin International Small Cap Growth Fund

	Six Months Ended		Six Months Ended
	January 31, 2019	Year Ended	January 31, 2019	Year Ended
	(unaudited)	July 31, 2018	(unaudited)	July 31, 2018

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(48,756)	$2,397,810	$2,965,404	$36,693,227
Net realized gain (loss)	(7,491,027)	35,522,927	5,772,859	39,552,848
Net change in unrealized appreciation (depreciation)	(66,877,396)	20,943,148	(165,855,123)	(10,831,517)

Net increase (decrease) in net assets resulting from operations	(74,417,179)	58,863,885	(157,116,860)	65,414,558

Distributions to shareholders: (Note 1d)
Class A	(3,419,145)	(1,015,218)	(3,615,240)	(13,772,561)
Class C	(341,397)	(152,224)	(337,682)	(1,699,238)
Class R	(24,774)	(6,699)	(82,207)	(294,158)
Class R6	(2,237,447)	(1,140,595)	(9,249,294)	(43,560,775)
Advisor Class	(7,947,860)	(3,071,235)	(18,744,843)	(65,916,823)

Total distributions to shareholders	(13,970,623)	(5,385,971)	(32,029,266)	(125,243,555)

Capital share transactions: (Note 2)
Class A	83,706,862	(42,310,630)	(8,657,010)	(11,766,717)
Class C	3,754,174	12,201,180	(3,698,647)	(2,131,185)
Class R	559,256	651,154	(212,246)	6,437
Class R6	60,752,186	20,447,819	(123,934,324)	(21,574,001)
Advisor Class	297,832,051	121,288,828	(136,226,720)	45,664,816

Total capital share transactions	446,604,529	112,278,351	(272,728,947)	10,199,350

Net increase (decrease) in net assets	358,216,727	165,756,265	(461,875,073)	(49,629,647)
Net assets:
Beginning of period	562,781,529	397,025,264	1,379,091,556	1,428,721,203

End of period (Note 1d)	$920,998,256	$562,781,529	$917,216,483	$1,379,091,556

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	33

FRANKLIN GLOBAL TRUST

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds, two of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Funds offer five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees. Franklin International Small Cap Growth Fund was closed to new investors with limited exceptions effective June 3, 2013.

On December 13, 2018, the Franklin International Small Cap Growth Fund’s Board of Trustee approved a proposal to change the name of the Fund to Franklin International Small Cap Fund, effective March 1, 2019.

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of January 31, 2019, each Fund has determined that no tax liability is required in its financial

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

c.  Income and Deferred Taxes (continued)

statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

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For the year ended July 31, 2018, distributions to shareholders were as follows:

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund
Distributions from net investment income:
Class A	$—	$(9,363,942)
Class C	—	(1,102,389)
Class R	(735)	(196,983)
Class R6	(390,120)	(30,175,573)
Advisor Class	(887,066)	(45,382,451)
Distributions from net realized gains:
Class A	(1,015,218)	(4,408,619)
Class C	(152,224)	(596,849)
Class R	(5,964)	(97,175)
Class R6	(750,475)	(13,385,202)
Advisor Class	(2,184,169)	(20,534,372)

For the year ended July 31, 2018, undistributed net investment income and distributions in excess of net investment income included in net assets were as follows:

Fund	Undistributed net investment income	Distributions in excess of net investment income
Franklin International Growth Fund	$2,522,510	$ —
Franklin International Small Cap Growth Fund	$ —	$ (27,974,475)

2. Shares of Beneficial Interest

At January 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin International Growth Fund		Franklin International Small Cap Growth Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended January 31, 2019
Shares sold[a]	8,308,103	$114,584,703	252,264	$4,452,434
Shares issued in reinvestment of distributions	275,314	3,402,882	226,177	3,555,510
Shares redeemed	(2,527,366)	(34,280,723)	(958,992)	(16,664,954)

Net increase (decrease)	6,056,051	$83,706,862	(480,551)	$(8,657,010)

Year ended July 31, 2018
Shares sold	9,784,621	$143,206,376	955,860	$19,705,489
Shares issued in reinvestment of distributions	72,096	1,010,060	684,632	13,405,092
Shares redeemed	(13,385,509)	(186,527,066)	(2,226,384)	(44,877,298)

Net increase (decrease)	(3,528,792)	$(42,310,630)	(585,892)	$(11,766,717)

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2.  Shares of Beneficial Interest (continued)

	Franklin International Growth Fund		Franklin International Small Cap Growth Fund
	Shares	Amount	Shares	Amount

Class C Shares:
Six Months ended January 31, 2019
Shares sold	813,349	$10,976,687	13,715	$242,240
Shares issued in reinvestment of distributions	28,660	340,765	20,614	321,162
Shares redeemed[a]	(575,694)	(7,563,278)	(244,332)	(4,262,049)

Net increase (decrease)	266,315	$3,754,174	(210,003)	$(3,698,647)

Year ended July 31, 2018
Shares sold	1,057,682	$15,193,412	47,765	$973,590
Shares issued in reinvestment of distributions	11,234	152,224	83,881	1,628,141
Shares redeemed	(219,449)	(3,144,456)	(233,854)	(4,732,916)

Net increase (decrease)	849,467	$12,201,180	(102,208)	$(2,131,185)

Class R Shares:
Six Months ended January 31, 2019
Shares sold	55,893	$751,455	16,154	$289,202
Shares issued in reinvestment of distributions	2,019	24,774	5,213	82,207
Shares redeemed	(16,482)	(216,973)	(32,946)	(583,655)

Net increase (decrease)	41,430	$559,256	(11,579)	$(212,246)

Year ended July 31, 2018
Shares sold	58,200	$877,018	43,438	$897,263
Shares issued in reinvestment of distributions	481	6,699	14,962	294,158
Shares redeemed	(15,492)	(232,563)	(57,420)	(1,184,984)

Net increase (decrease)	43,189	$651,154	980	$6,437

Class R6 Shares:
Six Months ended January 31, 2019
Shares sold	5,580,559	$77,579,119	796,798	$13,500,719
Shares issued in reinvestment of distributions	155,508	1,925,193	582,814	9,173,488
Shares redeemed	(1,324,147)	(18,752,126)	(7,899,848)	(146,608,531)

Net increase (decrease)	4,411,920	$60,752,186	(6,520,236)	$(123,934,324)

Year ended July 31, 2018
Shares sold	1,805,337	$27,141,141	1,684,517	$34,660,190
Shares issued in reinvestment of distributions	69,962	979,475	2,208,458	43,263,696
Shares redeemed	(546,938)	(7,672,797)	(4,864,253)	(99,497,887)

Net increase (decrease)	1,328,361	$20,447,819	(971,278)	$(21,574,001)

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	Franklin International Growth Fund		Franklin International Small Cap Growth Fund
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Six Months ended January 31, 2019
Shares sold	28,626,656	$392,356,817	5,230,393	$91,363,880
Shares issued in reinvestment of distributions	556,996	6,890,035	1,090,756	17,179,406
Shares redeemed	(7,749,185)	(101,414,801)	(14,353,568)	(244,770,006)

Net increase (decrease)	21,434,467	$297,832,051	(8,032,419)	$(136,226,720)

Year ended July 31, 2018
Shares sold	8,845,618	$133,146,839	6,661,969	$135,690,295
Shares issued in reinvestment of distributions	151,034	2,114,473	3,054,312	59,895,053
Shares redeemed	(966,561)	(13,972,484)	(7,304,205)	(149,920,532)

Net increase (decrease)	8,030,091	$121,288,828	2,412,076	$45,664,816

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin International Growth Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.760%	Up to and including $500 million
0.740%	Over $500 million, up to and including $1 billion
0.720%	Over $1 billion, up to and including $1.5 billion
0.700%	Over $1.5 billion, up to and including $6.5 billion
0.675%	Over $6.5 billion, up to and including $11.5 billion
0.655%	Over $11.5 billion, up to and including $16.5 billion
0.635%	Over $16.5 billion, up to and including $19 billion
0.615%	Over $19 billion, up to and including $21.5 billion
0.600%	In excess of $21.5 billion

For the period ended January 31, 2019, the annualized gross effective investment management fee rate was 0.752% of the Fund’s average daily net assets.

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3.  Transactions with Affiliates (continued)

a.   Management Fees (continued)

Franklin International Small Cap Growth Fund pays an investment management fee to Advisers of 0.950% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to Franklin International Small Cap Growth Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b.   Administrative Fees

Under an agreement with FT Institutional and Advisers, FT Services provides administrative services to the Funds. The fee is paid by FT Institutional and Advisers based on each of the Fund’s average daily net assets, and is not an additional expense of the Funds.

c.   Distribution Fees

The Board has adopted distribution plans for each share class with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund

Reimbursement Plans:
Class A	0.35%	0.35%

Compensation Plans:
Class C	1.00%	1.00%
Class R	0.50%	0.50%

The Board has set the current rate at 0.25% per year for Class A shares, until further notice and approval by the Board.

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d.   Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$95,323	$2,688

CDSC retained	$ 2,108	$ 68

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Funds’ Prospectus.

e.   Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended January 31, 2019, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund
Transfer agent fees	$192,287	$267,931

f.   Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended January 31, 2019, investments in affiliated management investment companies were as follows:

	Number of			Number of				Net Change in
	Shares Held			Shares	Value		Realized	Unrealized
	at Beginning	Gross	Gross	Held at End	at End	Dividend	Gain	Appreciation
	of Period	Additions	Reductions	of Period	of Period	Income	(Loss)	(Depreciation)
Franklin International Growth Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.05%	31,353,762	259,239,754	(241,805,795)	48,787,721	$48,787,721	$305,949	$ —	$ —

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3.  Transactions with Affiliates (continued)

g.   Waiver and Expense Reimbursements

Effective February 1, 2018, FT Institutional and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin International Growth Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 0.86% and for Class R6 do not exceed 0.69% based on the average net assets of each class until November 30, 2019. Prior to December 1, 2018, expenses (excluding certain fees and expenses as previously disclosed) for Class R6 were limited to 0.63% based on the average net assets of each class. Total expenses waived or paid are not subject to recapture subsequent to the Funds’ fiscal year end.

For Franklin International Small Cap Growth Fund, Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

h.   Other Affiliated Transactions

At January 31, 2019, one or more of the funds in Franklin Fund Allocator Series owned 17.4% of the Franklin International Small Cap Growth Fund’s outstanding shares.

i.   Interfund Transactions

Franklin International Small Cap Growth Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended January 31, 2019, these purchase and sale transactions aggregated $0 and $401,203, respectively.

4.   Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended January 31, 2019, the custodian fees were reduced as noted in the Statements of Operations.

5.   Income Taxes

At January 31, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund
Cost of investments	$872,019,171	$956,955,084

Unrealized appreciation	$87,442,972	$106,737,153
Unrealized depreciation	(41,265,827)	(162,111,724)

Net unrealized appreciation (depreciation)	$46,177,145	$(55,374,571)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

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6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended January 31, 2019, were as follows:

	Franklin International Growth Fund	Franklin International Small Cap Growth Fund
Purchases	$429,093,456	$63,763,546
Sales.	$26,679,477	$410,932,737

7.   Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8.   Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended January 31, 2019, investments in “affiliated companies” were as follows:

	Number of			Number of					Net Change in
	Shares Held			Shares Held	Value				Unrealized
	at Beginning	Gross	Gross	at End	at End		Dividend	Realized	Appreciation
Name of Issuer	of Period	Additions	Reductions	of Period	of Period		Income	Gain (Loss)	(Depreciation)

Franklin International Small Cap Growth Fund
Non-Controlled Affiliates
Clarkson PLC	1,798,229	—	(377,000)	1,421,229	$—	[a]	$557,163	$(5,127,870)	$— [a]
Diana Shipping Inc.	8,027,750	—	—	8,027,750	23,601,585		—	—	(12,523,291)
Headlam Group PLC	5,372,888	—	(239,100)	5,133,788	26,317,857		520,351	(626,570)	(4,121,156)

Total Affiliated Securities (Value is 5.4% of Net Assets)					$49,919,442		$1,077,514	$(5,754,440)	$(16,644,447)

aAs of January 31, 2019, no longer an affiliate.

9.   Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended January 31, 2019, the Funds did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10.   Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of January 31, 2019, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Franklin International Growth Fund
Assets:
Investments in Securities:[a]
Equity Investments	$869,408,595	$—	$—	[b]	$869,408,595
Short Term Investments	48,787,721	—	—		48,787,721

Total Investments in Securities	$918,196,316	$—	$—		$918,196,316

Franklin International Small Cap Growth Fund
Assets:
Investments in Securities:[a]
Equity Investments	$857,580,513	$—	$—		$857,580,513
Short Term Investments	—	44,000,000	—		44,000,000

Total Investments in Securities	$857,580,513	$44,000,000	$—		$901,580,513

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes securities determined to have no value at January 31, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

11.   Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio
ADR American Depositary Receipt

44	Semiannual Report	franklintempleton.com

FRANKLIN GLOBAL TRUST

Tax Information (unaudited)

At July 31, 2018, more than 50% of the Funds’ total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Funds on these investments. As shown in the table below, the Funds hereby report to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 14, 2018, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Funds to shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Franklin International Growth Fund
Class A	$0.0085	$0.0487	$0.0444
Class C	$0.0085	$0.0019	$0.0017
Class R	$0.0085	$0.0509	$0.0462
Class R6	$0.0085	$0.0784	$0.0713
Advisor Class	$0.0085	$0.0697	$0.0634

Franklin International Small Cap Growth Fund
Class A	$0.0434	$0.7066	$0.3467
Class C	$0.0434	$0.5692	$0.2792
Class R	$0.0434	$0.6727	$0.3301
Class R6	$0.0434	$0.7648	$0.3751
Advisor Class	$0.0434	$0.7445	$0.3653

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

In February 2019, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2018. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2018 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

franklintempleton.com	Semiannual Report	45

FRANKLIN GLOBAL TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter

Franklin Global Trust

Investment Managers

Franklin Advisers, Inc.

Franklin Templeton Institutional, LLC

Subadvisor

Franklin Templeton Institutional, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	FGT3 S 03/19

Semiannual Report January 31, 2019

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 321-8563 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 321-8563 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Visit ftinstitutional.com for fund updates, to access your account, or to find investment insights.

Not FDIC Insured | May Lose Value | No Bank Guarantee

ftinstitutional.com	Not part of the semiannual report	1

Semiannual Report

Franklin Emerging Market Debt Opportunities Fund

This semiannual report for Franklin Emerging Market Debt Opportunities Fund covers the period ended January 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks high total return through investing at least 80% of its net assets in debt securities of emerging market countries—mainly securities issued by sovereign and subsovereign government entities, but also including securities issued by corporate entities that are controlled by a sovereign entity, and corporate emerging markets debt.

Performance Overview

The Fund delivered a +2.11% cumulative total return for the six months under review. In comparison, the Fund’s first benchmark, the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global Diversified Index, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, generated a total return of +2.85%.1 The Fund’s second benchmark, the JPM Government Bond Index-Emerging Markets (GBI-EM) Broad Diversified Index (US$ Unhedged), which tracks local currency bonds issued in emerging markets, had a +3.99% total return.2 Also for comparison, the Fund’s third benchmark, the ICE Bank of America Merrill Lynch (BofAML) Emerging Markets Corporate Plus Index (EMCB) (100% US$ Hedged), which tracks the performance of U.S. dollar-denominated and euro-denominated emerging market non-sovereign debt publicly issued within the major domestic and Eurobond markets, posted a +2.70% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to

Portfolio Composition*

Based on Total Net Assets as of 1/31/19

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**Includes securities determined to have no value at 1/31/19.

***Rounds to less than 0.1%.

ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Economic and Market Overview

The International Monetary Fund (IMF) cut its forecast for global growth twice during the six months under review, mainly because of risks to global trade. In particular, the IMF pointed to the continuing tariff fight between China and the U.S. and to risks to NAFTA (the North American Free Trade Agreement) and the European Union (because of Brexit). The IMF also pointed out that slower world trade might hit emerging markets particularly hard.

At the same time, central banks in several of the main developed countries continued to tighten their stance. The U.S.

1. Source: Morningstar.

2. Source: J.P. Morgan.

The indexes are unmanaged and include reinvested interest. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 10.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Federal Reserve raised interest rates in September and December, and the European Central Bank (ECB) stated that it would end its negative interest-rate policy in 2020.

Oil prices peaked at more than US$80 per barrel in early October. But they fell to just over US$50 less than three months later, as economic forecasts were cut and traders realized that supply and reserves were higher than expected. In December, oil prices stabilized, after OPEC (the Organization of the Oil Exporting Countries) agreed on new production cuts.

Country-specific stories continued to generate headlines during the period, mainly focused on Turkey and Argentina. Both economies continued to suffer, but there were some glimmers of hope. The IMF increased its bailout package for Argentina to a record US$57 billion. And Turkey’s relationship with the U.S. seemed to be on the mend, after President Erdoğan toned down his rhetoric and a Turkish court released a U.S. pastor after two years in prison.

Despite the difficult economic conditions, emerging-market (EM) bonds delivered solid returns during the six months under review.

Hard currency-denominated EM sovereign bonds posted a +2.85% total return during the review period, as measured by the JPM EMBI Global Diversified Index.1 U.S. 10-year Treasury yields fell by 33 basis points (bps) during those six months. In contrast, the EMBI Global Diversified Index’s spread over U.S. Treasuries, on a yield-to-worst basis, rose by 31 bps.

Local-currency sovereign EM bonds posted +3.99% total return, as measured by the JPM GBI-EM Broad Diversified (US$ Unhedged).2 Local-currency yields fell and EM currencies posted a mixed performance, relative to the U.S. dollar. However, several of the main EM currencies rose in value, including some that had plummeted in mid-2018.

U.S. dollar-and euro-denominated EM corporate bonds posted +2.70% total return, as measured by the ICE BofAML EMCB Index (100% US$ Hedged).1

Investment Strategy

Our portfolio construction process can be summarized in three integral steps—country allocation, currency allocation and issue selection. The first stage of our emerging market debt investment process is identifying the countries for which we have a favorable outlook, which we manage with a bottom-up, research-driven perspective. Since the portfolio is constructed through bottom-up, fundamental research and not relative to a

Geographic Composition*

1/31/19

Country	% of Total Net Assets

Ukraine	7.7%

Argentina	6.4%

Iraq	5.7%

Colombia	5.1%

South Africa	4.7%

Georgia	3.7%

Angola	3.5%

Mexico	3.5%

Ghana	3.4%

Uruguay	3.4%

Chad	3.3%

Tunisia	2.9%

Nigeria	2.6%

El Salvador	2.5%

Azerbaijan	2.0%

Kenya	1.9%

Grenada	1.8%

Russia	1.8%

Turkey	1.6%

Venezuela	1.6%

Ethiopia	1.6%

Other	19.4%

Short-Term Investments & Other Net Assets**	9.9%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. May differ from the Consolidated SOI because percentages reflect the issuing country of the Fund’s long-term securities and include the effects of interest receivable balances.

**Short-term securities denominated in US Dollar.

benchmark index, there is no requirement to hold issues from any one country. The next decision is whether to take exposure in the form of “hard currency” or local currency instruments. Hard currencies are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The last decision concerns security selection. This depends on a number of factors, including the type of the security’s coupon (fixed or floating).

Manager’s Discussion

During the reporting period, a position in defaulted U.S.-dollar notes issued by Ukraine’s City of Kyiv was a major contributor to the Fund’s performance. In December 2017, we agreed with Kyiv to restructure some of this issuer’s defaulted notes, originally due in 2015. This process was completed in September 2018. The notes due 2015 were exchanged for new

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

notes, due 2022, without any reduction in the outstanding principal. These new notes carry a 7.5% per annum coupon rate (paid semi-annually) with four equal amortizations (in June 2021, December 2021, June 2022 and December 2022). Unpaid interest up until June 2017 was capitalized, while interest payable between June 2017 and June 2018 was reimbursed in cash.

The Fund’s holding of Venezuelan U.S.-dollar warrants linked to the oil price also added to returns. Venezuela’s political and economic crisis continued during the six months under review, but rising oil prices in the first nine months of 2018 increased the payments due on the warrants. Investor hopes that domestic developments could drive political change also boosted prices. Despite President Maduro’s swearing-in in January 2019, the opposition, which controls the National Assembly, has not recognized his reelection. National Assembly President Juan Guaido declared that he should “assume the Presidency in the absence of a legitimately elected President, in accordance with Article 233 of the Constitution” and that “elections must take place within 30 days.” Leaders in Latin America and further afield supported his declaration almost immediately.

Our position in Turkish-lira bonds issued by the European Bank for Reconstruction and Development also helped Fund results. These bonds offered a yield premium over Turkish-lira government bonds when we acquired them. We also considered that their offshore characteristics could offer some protection if the Turkish government were to impose capital controls. Since then, increasing investor interest boosted prices for these bonds, which come due in July 2019. In addition, the Turkish lira itself rebounded strongly during the six months under review.

By contrast, the Fund’s exposure to U.S.-dollar bonds issued by Turkish food producer Yaşar was a major detractor from returns. Turkey’s currency crisis raised concerns that corporate borrowers there might be unable to repay their foreign-currency debts. Yaşar is one of those corporate borrowers with a significant currency mismatch.

Our exposure to the weaker Uruguayan peso also hurt Fund performance. The Uruguayan peso weakened significantly during the period under review, in tandem with the currency crisis in neighboring Argentina, although it stabilized somewhat after the IMF agreed to a record rescue package for Argentina. Political uncertainty before and after October’s presidential election in Brazil, an important trading partner, also weighed on the Uruguayan currency.

The Fund’s exposure to the weaker Colombian peso also detracted from returns. Falling oil prices put downward

Currency Composition*

1/31/19

	% of Total Net Assets

U.S. Dollar	71.1%

Colombian Peso	3.9%

Uruguayan Peso	3.4%

Mexican Peso	3.0%

South African Rand	2.9%

Ghanaian Cedi	2.1%

Turkish Lira	2.1%

Kenyan Shilling	1.9%

Argentine Peso	1.5%

Georgian Lari	1.5%

Egyptian Pound	1.3%

Indonesian Rupiah	1.3%

Kazakhstani Tenge	1.2%

Peruvian Nuevo Sol	1.1%

Dominican Peso	1.1%

Russian Ruble	0.8%

Japanese Yen	0.0%	**

Euro	-0.2%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. May differ from the Consolidated SOI due to the underlying currency exposure on pass-thru notes and currency forward contracts, and include the effects of interest receivable balances.

**Rounds to less than 0.1%.

pressure on the Colombian peso during the period. An unusual move by Colombia’s central bank to actively start purchasing U.S. dollars in certain situations also contributed to the currency’s decline.

As of period-end, the Fund had direct exposure to 36 emerging markets and one supranational issuer. The largest country exposure was to Ukraine (7.7% of total net assets), followed by Argentina (6.4%) and Iraq (5.7%). Securities denominated in G7 currencies constituted 70.6% of total net assets, with 64.7% denominated in the U.S. dollar, 4.7% in the Japanese yen and 1.2% in the euro. At the end of the review period, the Fund’s exposures to the Japanese yen and the euro were fully hedged back into the U.S. dollar. In addition to the hard-currency exposure described above, 28.9% of total net assets were denominated in 15 local currencies. Of these, the largest currency exposure was to the Colombian peso, at 3.9% of total net assets. These figures may differ from the currency

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Top 10 Holdings*

1/31/19

Issue/Issuer Sector, Country	% of Total Net Assets

European Bank for Reconstruction and Development**	4.6%
Foreign Government & Agency Securities, Supranational

Government of Iraq***	3.7%
Foreign Government & Agency Securities, Iraq

Development Bank of South Africa (Government of Angola)	3.5%
Loan Participations and Assignments, Angola

Government of Uruguay	3.4%
Foreign Government & Agency Securities, Uruguay

Societe des Hydrocarbures du Tchad	3.3%
Loan Participations and Assignments, Chad

PBR Kyiv Finance PLC	3.1%
Loan Participations and Assignments, Iraq

Government of South Africa	2.9%
Foreign Government & Agency Securities, South Africa

Banque Centrale de Tunisie International Bond	2.9%
Foreign Government & Agency Securities, Tunisia

Government of El Salvador	2.5%
Foreign Government & Agency Securities, El Salvador

Oilflow SPV 1 DAC	2.1%
Foreign Government and Agency Securities, Ghana

*May differ from the Consolidated SOI because percentages include the effect of interest receivable balances.

**Includes short term investments.

***Includes loan participations and assignments.

composition table because they do not include the Fund’s holdings in currency forward contracts and other hedging instruments.

We thank you for your confidence in Franklin Emerging Market Debt Opportunities Fund and hope to serve your investment needs at the highest level of expectations.

William Ledward Portfolio Manager and Research Analyst of Franklin Templeton Investment Management Limited (FTIML)

Nicholas Hardingham, CFA Portfolio Manager and Research Analyst of FTIML Stephanie Ouwendijk, CFA Portfolio Manager and Research Analyst of FTIML Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of January 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Performance Summary as of January 31, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 1/31/191

	Cumulative Total Return[2]	Average Annual Total Return[3]

6-Month	+2.11%	+2.11%

1-Year	+0.05%	+0.05%

5-Year	+26.73%	+4.85%

10-Year	+156.69%	+9.89%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

See page 7 for Performance Summary footnotes.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

PERFORMANCE SUMMARY

Distributions (8/1/18–1/31/19)

Net Investment Income

$0.8612

Total Annual Operating Expenses4

With Fee Waiver	Without Fee Waiver

1.01%	1.10%

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing including currency volatility, economic instability, and social and political developments of countries where the Fund invests. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. In addition, interest rate movements will affect the Fund’s share price and yield. Prices of debt securities generally move in the opposite direction of interest rates. Thus, as prices of debt securities in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction, a waiver related to the management fee paid by a Fund subsidiary and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 11/30/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Consolidated Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions, if applicable; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Beginning Account Value 8/1/18	Ending Account Value 1/31/19	Paid During Period 8/1/18–1/31/19[1,2]	Ending Account Value 1/31/19	Paid During Period 8/1/18–1/31/19[1,2]	Net Annualized Expense Ratio[2]

$1,000	$1,021.10	$5.09	$1,020.16	$5.09	1.00%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN GLOBAL TRUST

Consolidated Financial Highlights

Franklin Emerging Market Debt Opportunities Fund

	Six Months Ended January 31, 2019	Year Ended July 31,
	(unaudited)	2018	2017	2016	2015	2014

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.68	$11.68	$10.76	$10.72	$12.35	$12.06

Income from investment operations[a]:
Net investment income[b]	0.49	0.86	0.83	0.89	0.87	0.87

Net realized and unrealized gains (losses)	(0.29)	(0.36)	0.17	(0.26)	(1.53)	0.04

Total from investment operations	0.20	0.50	1.00	0.63	(0.66)	0.91

Less distributions from:

Net investment income	(0.86)	(0.47)	—	(0.59)	(0.91)	(0.58)

Net realized gains	—	(0.03)	(0.08)	—	(0.06)	(0.04)

Total distributions	(0.86)	(0.50)	(0.08)	(0.59)	(0.97)	(0.62)

Net asset value, end of period	$11.02	$11.68	$11.68	$10.76	$10.72	$12.35

Total return[c]	2.11%	4.04%	9.40%	6.41%	(5.16)%	7.82%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.11%	1.09%	1.07%	1.06%	1.05%	1.10%

Expenses net of waiver and payments by affiliates[e]	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

Net investment income	8.66%	7.31%	7.43%	8.70%	7.78%	7.29%

Supplemental data

Net assets, end of period (000’s)	$402,909	$518,344	$514,406	$552,835	$713,575	$630,597

Portfolio turnover rate	2.40%	33.70%	29.45%	21.61%	17.56%	29.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN GLOBAL TRUST

Consolidated Statement of Investments, January 31, 2019 (unaudited)

Franklin Emerging Market Debt Opportunities Fund

	Country/ Organization	Warrants		Value
Warrants 2.4%
[a,b,c]Central Bank of Nigeria, Reg S, wts., 11/15/20	Nigeria	64,000		$3,424,000
[c,d,e]Government of Ukraine, senior bond, Reg S, VRI, GDP Linked Security, 5/31/40	Ukraine	6,000,000		3,683,460
[a,d]Government of Venezuela, Oil Value Recovery wts., 4/15/20	Venezuela	925,920		2,777,760

Total Warrants (Cost $31,287,790)				9,885,220

		Principal Amount*
Quasi-Sovereign and Corporate Bonds 26.3%
Banks 5.7%
[f]Akbank T.A.S., sub. bond, 144A, 6.797% to 4/27/23, FRN thereafter, 4/27/28	Turkey	4,500,000		3,955,410
[f]Bank of Georgia JSC, senior note, 144A, 11.00%, 6/01/20	Georgia	15,050,000	GEL	5,701,059
[f]Fidelity Bank, senior note, 144A, 10.50%, 10/16/22	Nigeria	5,100,000		5,181,014
[c,g]International Bank of Azerbaijan OJSC, senior note, Reg S, 5.625%, 6/11/19	Azerbaijan	10,500,000		8,128,706
[b,g,h,i]Sphynx Capital Markets PCC (National Investment Bank of Ghana), PTN, Reg S, zero cpn., 2/05/09	Ghana	8,000,000		—

				22,966,189

Commercial Services & Supplies 1.1%
[c]Red de Carreteras de Occidente Sapib de CV, senior secured bond, Reg S, 9.00%, 6/10/28	Mexico	90,000,000	MXN	4,401,532

Construction Materials 1.2%
[f]Tecnoglass Inc., senior note, 144A, 8.20%, 1/31/22	Colombia	4,400,000		4,625,500

Diversified Financial Services 2.7%
[b,h]Astana Finance JSC, secured note, 144A, zero cpn., 12/22/24	Kazakhstan	136,566		1,366
[f,j]Fideicomiso PA Costera, senior secured bond, B, 144A, Index Linked, 6.25%, 1/15/34	Colombia	10,745,883,290	COP	3,529,093
[f]Georgia Capital JSC, senior note, 144A, 6.125%, 3/09/24	Georgia	4,092,000		3,732,374
[f]Rio Oil Finance Trust, senior secured bond, 144A, 9.25%, 7/06/24	Brazil	3,301,275		3,577,757

				10,840,590

Diversified Telecommunication Services 2.8%
[c]Empresa de Telecommunicaciones de Bogota SA, senior note, Reg S, 7.00%, 1/17/23	Colombia	27,200,000,000	COP	7,638,921
[f]MTN (Mauritius) Investments Ltd., senior bond, 144A, 4.755%, 11/11/24	South Africa	3,000,000		2,849,895
[k]Oi SA, senior note, PIK, 10.00%, 7/27/25	Brazil	791,000		804,135

				11,292,951

Food Products 1.0%
[f]MHP Lux SA, senior note, 144A, 6.95%, 4/03/26	Ukraine	4,410,000		3,980,025

Industrial Conglomerates 0.6%
[f]Yasar Holdings SA, senior note, 144A, 8.875%, 5/06/20	Turkey	4,400,000		2,551,208

Metals & Mining 1.0%
[f]Petra Diamonds U.S. Treasury PLC, secured note, second lien, 144A, 7.25%, 5/01/22	South Africa	4,400,000		4,147,000

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

	Country/ Organization	Principal Amount*		Value
Quasi-Sovereign and Corporate Bonds (continued)
Multiline Retail 0.0%†
[b,h,k]K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	4,363,550		$5,441
[h,k]K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	935,373		54,977

				60,418

Municipal Bonds 4.3%
[c]Bogota Distrito Capital, senior bond, Reg S, 9.75%, 7/26/28	Colombia	12,500,000,000	COP	4,346,954
Province of Salta Argentina,
[f] senior secured note, 144A, 9.50%, 3/16/22	Argentina	1,721,700		1,719,548
[c]senior secured note, Reg S, 9.50%, 3/16/22	Argentina	1,688,796		1,686,685
[f]Provincia de Neuquen Argentina, senior secured bond, 144A, 8.625%, 5/12/28	Argentina	7,000,000		6,872,075
[f]Provincia de Tierra Del Fuego Argentina, senior secured bond, 144A, 8.95%, 4/17/27	Argentina	2,900,000		2,692,433

				17,317,695

Oil, Gas & Consumable Fuels 2.9%
[f]Georgian Oil and Gas Corp., senior note, 144A, 6.75%, 4/26/21	Georgia	5,000,000		5,110,550
[f]Petroleum Co. of Trinidad and Tobago Ltd., senior bond, 144A, 6.00%, 5/08/22	Trinidad and Tobago	3,091,667		2,816,895
[f]Tullow Oil PLC, senior note, 144A, 7.00%, 3/01/25	Ghana	3,800,000		3,694,550

				11,621,995

Real Estate Management & Development 2.0%
[c]CIFI Holdings Group Co. Ltd., senior note, Reg S, 6.875%, 4/23/21	China	4,000,000		4,024,380
[f]O1 Properties Finance PLC, senior note, 144A, 8.25%, 9/27/21	Russia	5,400,000		4,143,150

				8,167,530

Textiles, Apparel & Luxury Goods 0.5%
[f]Golden Legacy PT Ltd., senior note, 144A, 8.25%, 6/07/21	Indonesia	1,971,000		2,050,500

Transportation Infrastructure 0.5%
[f]Mexico City Airport Trust, secured bond, 144A, 5.50%, 7/31/47	Mexico	2,000,000		1,788,138

Total Quasi-Sovereign and Corporate Bonds (Cost $129,737,483)				105,811,271

[l]Loan Participations and Assignments 19.1%
[b,h]Deutsche Bank AG (Government of Iraq), 2.571%, 1/01/28	Iraq	748,705,182	JPY	4,760,215
[b,h,m]Development Bank of South Africa Ltd. (Government of Angola),
Tranche 2, senior note, FRN, 9.126%, (6-month USD LIBOR + 6.25%), 12/20/23	Angola	7,437,500		7,151,077
Tranche 3B, senior note, FRN, 9.126%, (6-month USD LIBOR + 6.25%), 12/20/23	Angola	7,000,000		6,730,425
[f]Dilijan Finance BV, (Ardshinbank CJSC), senior note, 144A, 12.00%, 7/29/20	Armenia	4,965,000		5,151,188
[b,h,m]Ethiopian Railway Corp. (Government of Ethiopia), FRN, 6.281%, (6-month USD LIBOR + 3.75%), 8/02/21	Ethiopia	6,200,000		6,096,742
[c]FBN Finance Co. BV, (First Bank of Nigeria Ltd.), sub. note, Reg S, 8.00% to 7/23/19, FRN thereafter, 7/23/21	Nigeria	1,900,000		1,912,350
[a,b,h,k,n]Global Distressed Alpha Fund III LP, PIK, 12.00%, Perpetual	United States	560,528		558,985
[b,h,m]Government of Iraq, Tranche A3, Sumitomo Corp. Loan, FRN, 0.563%, (6-month JPY LIBOR + 0.50%), 1/01/28	Iraq	223,006,657	JPY	1,535,040

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FRANKLIN GLOBAL TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

	Country/ Organization		Principal Amount*			Value
[l]Loan Participations and Assignments (continued)
[b,h,m]Merrill Lynch & Co. Inc. (Government of Iraq), FRN, 0.563%, (6-month JPY LIBOR + 0.50%), 1/01/28	Iraq		390,275,158		JPY	$2,686,414
[b,g,h]NK Debt Corp.,
144A, zero cpn., 3/12/20	North Korea		4,250,000		DEM	—
Reg S, zero cpn., 3/12/20	North Korea		2,000,000		CHF	—
Reg S, zero cpn., 3/12/20	North Korea		18,000,000		DEM	—
[f]Oilflow SPV 1 DAC (Kurdistan Regional Government), secured note, 144A, 12.00%, 1/13/22	Iraq		8,300,000			8,338,055
[f]PBR Kyiv Finance PLC, (City of Kyiv), 144A, 7.50%, 12/15/22	Ukraine		13,623,000			12,396,930
[b,h,m]Societe des Hydrocarbures du Tchad, Tranche B, FRN, 7.303%, (1-month USD LIBOR + 4.50%), 12/31/27	Chad		15,788,252			13,023,101
[f]SSB No. 1 PLC (OJSC State Savings Bank of Ukraine), senior note, 144A, 9.625%, 3/20/25	Ukraine		6,600,000			6,434,142

Total Loan Participations and Assignments (Cost $81,555,523)						76,774,664

Foreign Government and Agency Securities 35.6%
Argentina Treasury Bill, Strip, 4/30/20	Argentina		18,300,000		ARS	567,934
Banque Centrale de Tunisie International Bond,
senior bond, 4.30%, 8/02/30	Tunisia		610,000,000		JPY	4,521,588
senior bond, 4.20%, 3/17/31	Tunisia		680,000,000		JPY	5,122,615
[c]senior note, Reg S, 5.75%, 1/30/25	Tunisia		2,000,000			1,751,840
[f]Dominican Republic, senior note, 144A, 8.90%, 2/15/23	Dominican Republic		220,000,000		DOP	4,221,563
European Bank for Reconstruction and Development, senior note, 6.85%, 6/21/21	Supranational	[o]	72,100,000,000		IDR	5,066,972
Government of Argentina,
senior note, 4.50%, 2/13/20	Argentina		3,400,000			3,195,150
senior note, 5.875%, 1/11/28	Argentina		4,000,000			3,186,380
[c,m]Government of Bosnia & Herzegovina, senior bond, B, Reg S, FRN, 0.50%, (6-month EUR LIBOR + 0.813%), 12/20/21	Bosnia and Herzegovina		8,785,500		DEM	4,635,626
[f]Government of Cameroon, senior note, 144A, 9.50%, 11/19/25	Cameroon		3,000,000			3,239,370
Government of Egypt,
16.75%, 9/06/19	Egypt		47,500,000		EGP	2,675,311
18.15%, 6/13/20	Egypt		21,000,000		EGP	1,185,431
16.40%, 9/05/20	Egypt		16,500,000		EGP	910,295
[c]Government of El Salvador, senior bond, Reg S, 7.65%, 6/15/35	El Salvador		10,000,000			10,035,650
[f]Government of Gabon, senior note, 144A, 6.95%, 6/16/25	Gabon		5,700,000			5,466,585
Government of Ghana,
24.75%, 7/19/21	Ghana		17,500,000		GHS	3,881,003
senior note, 18.25%, 7/25/22	Ghana		20,000,000		GHS	3,874,176
[c]Government of Iraq, Reg S, 5.80%, 1/15/28	Iraq		6,000,000			5,704,470
Government of Mexico, senior note, M, 5.00%, 12/11/19	Mexico		1,500,000	[p]	MXN	7,626,011
Government of Russia, 7.00%, 8/16/23	Russia		200,000,000		RUB	2,962,285
Government of South Africa, senior bond, 7.00%, 2/28/31	South Africa		180,000,000		ZAR	11,414,773
[f]Government of Suriname, senior note, 144A, 9.25%, 10/26/26	Suriname		4,200,000			4,011,034
[f]Government of Ukraine, senior bond, 144A, 7.375%, 9/25/32	Ukraine		4,500,000			3,854,452
[j]Government of Uruguay, senior bond, Index Linked, 3.70%, 6/26/37	Uruguay		438,712,096		UYU	13,621,348
[c,g]Government of Venezuela,
senior bond, Reg S, 7.65%, 4/21/25	Venezuela		7,500,000			2,355,187
senior bond, Reg S, 9.25%, 5/07/28	Venezuela		4,000,000			1,260,160

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

	Country/ Organization	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Grenada Government International Bond,
[f] senior bond, 144A, 7.00%, 5/12/30	Grenada	6,484,052		$5,997,748
[c] senior bond, Reg S, 7.00%, 5/12/30	Grenada	1,405,047		1,299,668
Kenya Infrastructure Bond,
senior note, 12.50%, 5/12/25	Kenya	278,000,000	KES	2,855,664
senior note, 11.00%, 9/15/25	Kenya	460,000,000	KES	4,476,558
[f,g]Mozambique International Bond, senior note, 144A, 10.50%, 1/18/23	Mozambique	6,300,000		5,797,039
[f]Peruvian Government International Bond, senior bond, 144A, 6.35%, 8/12/28	Peru	14,000,000	PEN	4,438,983
[c]Saderea DAC, senior secured bond, Reg S, 12.50%, 11/30/26	Ghana	2,028,388		2,190,659

Total Foreign Government and Agency Securities (Cost $154,299,266)				143,403,528

		Shares
Common Stocks 0.0%†
[b,d,h]Astana Finance JSC, GDR, 144A	Kazakhstan	193,625		—
Oi SA, ADR	Brazil	22,455		40,868
[b,d,h]K2016470219 South Africa Ltd., A	South Africa	55,882,058		42,129
[b,d,h]K2016470219 South Africa Ltd., B	South Africa	5,561,052		4,193

Total Common Stocks (Cost $691,685)				87,190

		Units
Private Limited Partnership Fund (Cost $4,600,000) 0.0%†
Diversified Financial Services 0.0%†
[a,b,d,h,q]Global Distressed Alpha Fund III LP	United States	4,424,861		207,384

Total Investments before Short Term Investments (Cost $402,171,747)				336,169,257

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FRANKLIN GLOBAL TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

	Country/ Organization		Principal Amount*		Value
Short Term Investments 14.5%

Quasi-Sovereign and Corporate Bonds (Cost $2,646,647) 0.6%
[c]Petroleum Co. of Trinidad and Tobago Ltd., senior note, Reg S, 9.75%, 8/14/19	Trinidad and Tobago		2,700,000		$2,563,029

Foreign Government and Agency Securities 4.5%
[r]Argentina Treasury Bill, 2/22/19	Argentina		187,000,000	ARS	5,502,654
European Bank for Reconstruction and Development,
senior note, 28.50%, 7/10/19	Supranational	[o]	40,000,000	TRY	7,875,889
[b,m]senior note, FRN, 7.524%, (91 Day KZT T-Bill - 1.30%), 2/21/19	Supranational	[o]	1,800,000,000	KZT	4,734,447

Total Foreign Government and Agency Securities (Cost $17,710,700)					18,112,990

Total Investments before Money Market Funds (Cost $422,529,094)					356,845,276

			Shares
Money Market Funds (Cost $37,718,110) 9.4%
[s,t]Institutional Fiduciary Trust Money Market Portfolio, 2.05%	United States		37,718,110		37,718,110

Total Investments (Cost $460,247,204) 97.9%					394,563,386
Other Assets, less Liabilities 2.1%					8,345,309

Net Assets 100.0%					$402,908,695

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aThe security is owned by Alternative Strategies (FT) Ltd., a wholly-owned subsidiary of the Fund. See Note 1(e).

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At January 31, 2019, the aggregate value of these securities was $71,043,277, representing 17.6% of net assets.

dNon-income producing.

eThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At January 31, 2019, the aggregate value of these securities was $144,065,263, representing 35.8% of net assets.

gSee Note 7 regarding defaulted securities.

hSee Note 9 regarding restricted securities.

iRepresents claims that have been filed with a Ghanaian court against National Investments Bank of Ghana.

jPrincipal amount of security is adjusted for inflation. See Note 1(g).

kIncome may be received in additional securities and/or cash.

lSee Note 1(d) regarding loan participations and assignments.

mThe coupon rate shown represents the rate at period end.

nPerpetual security with no stated maturity date.

oA supranational organization is an entity formed by two or more central governments through international treaties.

pPrincipal amount is stated in 100 Mexican Peso Units.

qThe Global Distressed Alpha Fund III LP is a fund focused on the purchase of and the recovery on private distressed commercial, sovereign and sovereign-related debt claims around the world, principally in Africa and Asia.

rThe security was issued on a discount basis with no stated coupon rate.

sSee Note 3(d) regarding investments in affiliated management investment companies.

tThe rate shown is the annualized seven-day effective yield at period end.

At January 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	CITI	Sell	2,200,000	$2,525,270	3/05/19	$ 174	$ —
Euro	RBCCM	Sell	2,500,000	2,864,625	3/05/19	—	(4,803)
Japanese Yen	CITI	Sell	630,000,000	5,593,586	3/05/19	—	(204,375)
Japanese Yen	MSCO	Sell	700,000,000	6,213,551	3/05/19	—	(228,628)
Japanese Yen	RBCCM	Sell	700,000,000	6,213,992	3/05/19	—	(228,186)

Total Forward Exchange Contracts						$ 174	$ (665,992)

Net unrealized appreciation (depreciation)							$ (665,818)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page 32.

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FRANKLIN GLOBAL TRUST

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

January 31, 2019 (unaudited)

Franklin Emerging Market Debt Opportunities Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$422,529,094
Cost - Non-controlled affiliates (Note 3d)	37,718,110

Value - Unaffiliated issuers	$356,845,276
Value - Non-controlled affiliates (Note 3d)	37,718,110
Cash	1,151,660
Foreign currency, at value (cost $803,933)	803,415
Receivables:
Investment securities sold	766,296
Capital shares sold	823,553
Interest	6,108,504
Deposits with brokers for:
OTC derivative contracts	620,000
Unrealized appreciation on OTC forward exchange contracts	174
Other assets	11

Total assets	404,836,999

Liabilities:
Payables:
Investment securities purchased	560,304
Capital shares redeemed	239,670
Management fees	303,068
Transfer agent fees	12,698
Unrealized depreciation on OTC forward exchange contracts	665,992
Deferred tax	13,612
Accrued expenses and other liabilities	132,960

Total liabilities	1,928,304

Net assets, at value	$402,908,695

Net assets consist of:
Paid-in capital	$491,903,201
Total distributable earnings (loss)	(88,994,506)

Net assets, at value	$402,908,695

Shares outstanding	36,559,604

Net asset value and maximum offering price per share	$11.02

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FRANKLIN GLOBAL TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the six months ended January 31, 2019 (unaudited)

Franklin Emerging Market Debt Opportunities Fund

Investment income:
Dividends:
Unaffiliated issuers	$960,001
Non-controlled affiliates (Note 3d)	233,145
Interest: (net of foreign taxes)~
Unaffiliated issuers:
Payment-in-kind	1,293,231
Paid in cash	21,393,859

Total investment income	23,880,236

Expenses:
Management fees (Note 3a)	2,468,601
Transfer agent fees (Note 3c)	62,682
Custodian fees (Note 4)	68,254
Reports to shareholders	6,762
Registration and filing fees	20,529
Professional fees	81,349
Trustees’ fees and expenses	11,963
Other	10,116

Total expenses	2,730,256
Expense reductions (Note 4)	(1,064)
Expenses waived/paid by affiliates (Note 3d and 3e)	(261,793)

Net expenses	2,467,399

Net investment income	21,412,837

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(17,761,070)
Foreign currency transactions	(427,622)
Forward exchange contracts	1,131,246

Net realized gain (loss)	(17,057,446)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	3,277,469
Translation of other assets and liabilities denominated in foreign currencies	71,815
Forward exchange contracts	(1,152,202)
Change in deferred taxes on unrealized appreciation	11,042

Net change in unrealized appreciation (depreciation)	2,208,124

Net realized and unrealized gain (loss)	(14,849,322)

Net increase (decrease) in net assets resulting from operations	$6,563,515

~Foreign taxes withheld on interest	$120,777
#Net of foreign taxes	$31,537

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FRANKLIN GLOBAL TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin Emerging Market Debt Opportunities Fund

	Six Months Ended January 31, 2019 (unaudited)	Year Ended July 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$ 21,412,837	$ 38,915,704
Net realized gain (loss)	(17,057,446)	(3,304,995)
Net change in unrealized appreciation (depreciation)	2,208,124	(14,304,162)

Net increase (decrease) in net assets resulting from operations	6,563,515	21,306,547

Distributions to shareholders (Note 1g)	(38,242,212)	(22,037,468)
Capital share transactions (Note 2)	(83,756,845)	4,669,126

Net increase (decrease) in net assets	(115,435,542)	3,938,205
Net assets:
Beginning of period	518,344,237	514,406,032

End of period (Note 1g)	$ 402,908,695	$518,344,237

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FRANKLIN GLOBAL TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Cash Flows

for the six months ended January 31, 2019 (unaudited)

Cash flow from operating activities:
Dividends, interest and other income received	$20,668,062
Operating expenses paid	(2,505,138)
Purchases of long-term investments	(11,298,450)
Net deposits with broker	(920,000)
Realized gain on foreign currency transactions	703,624
Sales and maturities of long-term investments	155,968,268
Net purchases of short-term investments	(47,180,387)

Cash provided - operating activities	115,435,979

Cash flow from financing activities:
Proceeds from shares sold	156,121,958
Payment of shares redeemed	(278,012,519)
Cash distributions to shareholders	(418,197)

Cash used - financing activities	(122,308,758)

Net increase (decrease) in cash	(6,872,779)
Cash, restricted cash and foreign currency at beginning of period	8,823,091
Effect of exchange rate changes on foreign currency	4,763

Cash and foreign currency at end of period	$1,955,075

Reconciliation of Net Increase (Decrease) in Net Assets resulting from Operating Activities to Net Cash Provided by Operating Activities
for the six months ended January 31, 2019 (unaudited)
Net increase (decrease) in net assets resulting from operating activities	$6,563,515
Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net cash provided by operating activities:
Net amortization income	(1,938,735)
Reinvested dividends from non-controlled affiliates	(233,145)
Interest received in the form of securities	(1,293,231)
Decrease in dividends and interest receivable and other net assets	1,876,789
Decrease in payables to affiliates, accrued expenses, and other liabilities	(37,739)
Increase in receivable for investments sold	(792,202)
Decrease in payable for investments purchased	(473,310)
Decrease in cost of investments	115,222,782
Decrease in unrealized depreciation	(2,538,745)
Net increase in deposits with broker	(920,000)

Net cash provided by operating activities	$115,435,979

Non cash financing activities - reinvestment of dividends	$37,824,015

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FRANKLIN GLOBAL TRUST

Notes to Consolidated Financial Statements (unaudited)

Franklin Emerging Market Debt Opportunities Fund

1. Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Emerging Market Debt Opportunities Fund (Fund) is included in this report.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

c.  Derivative Financial Instruments (continued)

the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At January 31, 2019, the Fund had OTC derivatives in a net liability position of $432,829 and the aggregate value of collateral pledged for such contracts was $620,000.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

d.  Loan Participations and Assignments

The Fund may invest in debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or portion of loans from third parties. A loan is often administered by a bank or other financial institution (the Lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees only from the lender selling the loan and only upon receipt of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to credit risk of both the borrower and the lender that is selling the loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan.

e.  Investments in Alternative Strategies (FT) Ltd. (FT Subsidiary)

The Fund invests in certain financial instruments, warrants or commodities through its investments in FT Subsidiary. FT Subsidiary is a Cayman Islands exempted company with limited liability, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At January 31, 2019, FT Subsidiary’s investments as well as any other assets and

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

liabilities of FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated. At January 31, 2019, the net assets of FT Subsidiary were $8,117,121, representing 2.0% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of January 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

i.  Guarantees and Indemnifications (continued)

this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Consolidated Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Consolidated Statements of Changes in Net Assets.

For the year ended July 31, 2018, distributions to shareholders were as follows:

Net investment income	$(20,540,417)
Net realized gains	(1,497,051)

For the year ended July 31, 2018, undistributed net investment income included in net assets was $12,215,504.

2.  Shares of Beneficial Interest

At January 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended January 31, 2019		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	13,895,118	$ 156,603,456	14,713,920	$ 174,801,078
Shares issued in reinvestment of distributions	3,531,654	37,824,015	1,875,571	21,794,133
Shares redeemed	(25,239,176)	(278,184,316)	(16,241,776)	(191,926,085)

Net increase (decrease)	(7,812,404)	$ (83,756,845)	347,715	$ 4,669,126

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Templeton Investment Management Limited (FTIML)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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Franklin Emerging Market Debt Opportunities Fund (continued)

a.  Management Fees

The Fund and FT Subsidiary pay an investment management fee to FTIML based on the average daily net assets of each of the Fund and FT Subsidiary as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $500 million
0.900%	Over $500 million, up to and including $1 billion
0.850%	In excess of $1 billion

Management fees paid by the Fund are reduced on assets invested in FT Subsidiary, in an amount not to exceed the management fees paid by FT Subsidiary.

b.  Administrative Fees

Under an agreement with FTIML, FT Services provides administrative services to the Fund and FT Subsidiary. The fee is paid by FTIML based on each of the Fund’s and FT Subsidiary’s average daily net assets, and is not an additional expense of the Fund or FT Subsidiary.

c.  Transfer Agent Fees

The Fund pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, the Fund reimburses Investor Services for out of pocket expenses incurred and reimburses shareholder servicing fees paid to third parties.

For the period ended January 31, 2019, the Fund paid transfer agent fees of $62,682, of which $59,724 was retained by Investor Services.

d.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended January 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.05%	11,538,315	137,052,231	(110,872,436)	37,718,110	$37,718,110	$233,145	$ —	$ —

e.  Waiver and Expense Reimbursements

FTIML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding acquired fund fees and expenses) do not exceed 1.00% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended January 31, 2019, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5.  Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At July 31, 2018, the Fund deferred post-October capital losses of $662,328.

At January 31, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$436,097,736

Unrealized appreciation	$38,200,405
Unrealized depreciation	(80,400,573)

Net unrealized appreciation (depreciation)	$(42,200,168)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions and bond discounts and premiums.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended January 31, 2019, aggregated $10,825,140 and $147,711,109, respectively.

7.  Credit Risk and Defaulted Securities

At January 31, 2019, the Fund had 75.1% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At January 31, 2019, the aggregate value of these securities was $17,541,092, representing 4.4% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of Investments.

8.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

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Franklin Emerging Market Debt Opportunities Fund (continued)

9.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At January 31, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount*/ Units		Issuer	Acquisition Date	Cost	Value
193,625		Astana Finance JSC, GDR, 144A	5/22/15	$—	$—
136,566		Astana Finance JSC, secured note, 144A, zero cpn., 12/22/24	5/22/15	—	1,366
748,705,182	JPY	Deutsche Bank AG (Government of Iraq), 2.571%, 1/01/28	1/26/17	4,685,969	4,760,215
7,437,500		Development Bank of South Africa Ltd. (Government of Angola), Tranche 2, senior note, FRN, 9.126%, (6-month USD LIBOR + 6.25%), 12/20/23	12/16/13	7,437,500	7,151,077
7,000,000		Development Bank of South Africa Ltd. (Government of Angola), Tranche 3B, senior note, FRN, 9.126%, (6-month USD LIBOR + 6.25%), 12/20/23	6/06/14	7,000,000	6,730,425
6,200,000		Ethiopian Railway Corp. (Government of Ethiopia), FRN, 6.281%, (6-month USD LIBOR + 3.75%), 8/02/21	8/04/14 - 1/15/16	6,027,748	6,096,742
4,424,861		Global Distressed Alpha Fund III LP	10/11/12 - 1/22/16	4,600,000	207,384
560,528		Global Distressed Alpha Fund III LP, PIK, 12.00%, Perpetual	12/28/16 - 12/31/18	560,526	558,985
223,006,657	JPY	Government of Iraq, Tranche A3, Sumitomo Corp. Loan, FRN, 0.563%, (6-month JPY LIBOR + 0.50%), 1/01/28	10/16/07 - 1/06/11	1,343,619	1,535,040
55,882,058		K2016470219 South Africa Ltd., A	2/08/13 - 2/01/17	429,250	42,129
5,561,052		K2016470219 South Africa Ltd., B	2/01/17	4,129	4,193
4,363,550		K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	2/08/13 - 12/31/18	6,523,159	5,441
935,373		K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 12/31/18	742,676	54,977
390,275,158	JPY	Merrill Lynch & Co. Inc. (Government of Iraq), FRN, 0.563%, (6-month JPY LIBOR + 0.50%), 1/01/28	7/19/07 - 1/06/11	2,260,417	2,686,414
4,250,000	DEM	NK Debt Corp., 144A, zero cpn., 3/12/20	6/19/07 - 10/14/08	723,263	—
2,000,000	CHF	NK Debt Corp., Reg S, zero cpn., 3/12/20	6/17/11	388,830	—
18,000,000	DEM	NK Debt Corp., Reg S, zero cpn., 3/12/20	1/25/11 - 6/06/11	2,023,663	—
15,788,252		Societe des Hydrocarbures du Tchad, Tranche B, FRN, 7.303%, (1-month USD LIBOR + 4.50%), 12/31/27	1/01/18	15,788,252	13,023,101
8,000,000		Sphynx Capital Markets PCC (National Investment Bank of Ghana), PTN, Reg S, zero cpn., 2/05/09	10/12/09 - 10/13/11	3,100,000	—

		Total Restricted Securities (Value is 10.6% of Net Assets)		$63,639,001	$42,857,489

*In U.S. dollars unless otherwise indicated.

See Abbreviations on page 32.

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Franklin Emerging Market Debt Opportunities Fund (continued)

10.   Other Derivative Information

At January 31, 2019, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	$ 174		Unrealized depreciation on OTC forward exchange contracts	$665,992
Value recovery instruments	Investments in securities, at value	3,683,460	[a]

Totals		$3,683,634			$665,992

aVRI are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

For the period ended January 31, 2019, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Period	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$1,131,246	Forward exchange contracts	$(1,152,202)
Value recovery instruments	Investments	480,335	Investments	(697,603)[a]

Totals		$1,611,581		$(1,849,805)

aVRI are included in net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

For the period ended January 31, 2019, the average month end contract value for forward exchange contracts and average month end fair value of VRI were $30,876,334 and $4,222,533, respectively.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 32.

11.   Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the period ended January 31, 2019, the Fund did not use the Global Credit Facility.

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Franklin Emerging Market Debt Opportunities Fund (continued)

12.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of January 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Warrants	$—	$6,461,220	$3,424,000		$9,885,220
Quasi-Sovereign and Corporate Bonds	—	105,804,464	6,807	[b]	105,811,271
Loan Participations and Assignments	—	34,232,665	42,541,999	[b]	76,774,664
Foreign Government and Agency Securities	—	143,403,528	—		143,403,528
Common Stocks	40,868	—	46,322	[b]	87,190
Private Limited Partnership Fund	—	—	207,384		207,384
Short Term Investments	37,718,110	15,941,572	4,734,447		58,394,129
Total Investments in Securities	$37,758,978	$305,843,449	$50,960,959		$ 394,563,386

Receivables:
Interest	$—	—	31,845		31,845

Other Financial Instruments:
Forward Exchange Contracts	$—	$174	$—		$ 174

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$665,992	$—		$ 665,992

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

bIncludes securities determined to have no value at January 31, 2019.

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

12.  Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period. At January 31, 2019, the reconciliation of assets, is as follows:

	Balance at Beginning of Period		Purchases	Sales	Transfer into Level 3[a]	Transfer Out of Level 3	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Assets:
Investments in Securities:
Warrants	$—		$—	$—	$3,424,000	$—	$—	$—	$—	$3,424,000		$—
Quasi-Sovereign and Corporate Bonds	6,726	[c]	—	—	—	—	(445,572)	—	445,653	6,807	[c]	445,653
Loan Participations and Assignments	46,046,676	[c]	—	(3,860,774)	—	—	451,789	35,154	(130,846)	42,541,999	[c]	(70,088)
Foreign Government and Agency Securities	1,965,906		—	(2,009,316)	—	—	—	65,611	(22,201)	—		—
Common Stocks	46,572	[c]	—	—	—	—	—	—	(250)	46,322	[c]	(250)
Private Limited Partnership Fund	227,836		—	—	—	—	—	—	(20,452)	207,384		(20,452)
Short Term Investments	5,178,608		—	—	—	—	21,231	—	(465,392)	4,734,447		(465,392)

Total Investments in Securities	$53,472,324		$—	$(5,870,090)	$3,424,000	—	$27,448	$100,765	$(193,488)	$50,960,959		$(110,529)

Receivables:
Interest	$—		$—	$—	$31,845	$—	$—	$—	$—	$31,845		$—

aThe investment was transferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities.

bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

cIncludes securities determined to have no value.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of January 31, 2019, are as follows:

Description	Fair Value at End of Period		Valuation Technique	Unobservable Input	Amount/Range (Weighted Averagea)		Fair Value if Input Increases[a]

Assets:
Investments in Securities:
Loan Participations and Assignments	$42,541,999		Consensus Pricing	Offered quotes	64.0 - 77.6 (69.4)	JPY	Increase[c]

			Discounted Cash Flow Model	Free Cash Flow	$50.1 (mil)		Increase[c]

				Discount rate	7.9% - 12.7% (10.5%)		Decrease[c]
Short Term Investments	$4,734,447		Discounted Cash Flow Model	Free Cash Flow	$30.4 (mil)		Increase[c]

				Discount rate	7.7%		Decrease
All Other Investments[d]	3,715,998	[e]
Total	$50,992,444

aWeighted based on the relative fair value of the financial instruments.

bRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

cRepresents a significant impact to fair value and net assets.

dIncludes fair value of immaterial financial instruments and interest receivable developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using private transaction prices or non-public third party pricing information which is unobservable.

eIncludes securities determined to have no value at January 31, 2019.

13.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Emerging Market Debt Opportunities Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio
CITI	Citibank N.A.	ARS	Argentine Peso	ADR	American Depositary Receipt
MSCO	Morgan Stanley	CHF	Swiss Franc	FRN	Floating Rate Note
RBCCM	Royal Bank of Canada	COP	Colombian Peso	GDP	Gross Domestic Product
		DEM	Deutsche Mark	GDR	Global Depositary Receipt
		DOP	Dominican Peso	LIBOR	London InterBank Offered Rate
		EGP	Egyptian Pound	PIK	Payment-In-Kind
		EUR	Euro	PTN	Pass-through Note
		GEL	Georgian Lari	T-Bill	Treasury Bill
		GHS	Ghanaian Cedi	VRI	Value Recovery Instrument
		IDR	Indonesian Rupiah
		JPY	Japanese Yen
		KES	Kenyan Shilling
		KZT	Kazakhstani Tenge
		MXN	Mexican Peso
		PEN	Peruvian Nuevo Sol
		RUB	Russian Ruble
		TRY	Turkish Lira
		USD	United States Dollar
		UYU	Uruguayan Peso
		ZAR	South African Rand

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FRANKLIN GLOBAL TRUST

Tax Information (unaudited)

Franklin Emerging Market Debt Opportunities Fund

At July 31, 2018, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Funds on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 14, 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to shareholders of record.

Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share
$0.0061	$0.8866	$0.0000

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

In February 2019, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2018. The Foreign Source Income reported on Form 1099-DIV was not adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2018 individual income tax returns.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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FRANKLIN GLOBAL TRUST

FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Trust, on behalf of the Fund, files a complete consolidated statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report
Franklin Emerging Market Debt Opportunities Fund
Investment Manager
Franklin Templeton Investment Management Limited
Distributor
Franklin Templeton Distributors, Inc.
Franklin Templeton Institutional Services
(800) 321-8563 ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	699 S 03/19

Semiannual Report and Shareholder Letter January 31, 2019

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended January 31, 2019, the global economy generally expanded amid upbeat economic data, solid corporate earnings and hints of a slower pace of interest-rate increases from the U.S. Federal Reserve (Fed). The European Central Bank left its benchmark interest rate unchanged but reduced its monthly bond purchases and concluded the program at the end of 2018. The Fed raised its federal funds rate range by 0.25% twice during the period and continued reducing its balance sheet. Global markets were pressured by concerns about increased technology company regulation, U.S. and European Union political uncertainties, major central banks’ interest-rate policies, and the impact of the U.S.-China trade dispute on global growth and corporate earnings. In this environment, U.S. stocks, as measured by the Standard & Poor’s® 500 Index, and global developed market stocks, as measured by the MSCI World Index, ended the period with negative returns.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Global Listed Infrastructure Fund’s semiannual report includes more detail about prevailing conditions and discussions about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward Perks, CFA

President and Chief Executive Officer –

Investment Management

Franklin Global Trust

This letter reflects our analysis and opinions as of January 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Franklin Global Listed Infrastructure Fund

This semiannual report for Franklin Global Listed Infrastructure Fund covers the period ended January 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks total investment return consisting of income and capital appreciation by investing, under normal market conditions, at least 80% of its net assets in infrastructure-related companies globally, as defined in the Fund’s prospectus.

Performance Overview

For the period under review, the Fund’s Class A shares had a -2.02% cumulative total return. In comparison, the Standard & Poor’s (S&P®) Global Infrastructure Index, which tracks performance of stocks of large infrastructure companies around the world, had a -0.27% cumulative total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. economy grew during the six-month period. After accelerating in 2018’s second quarter, the economy moderated in the third quarter and fourth quarters. Growth in consumer spending, business investment and inventory investment were partly offset by a decline in housing investment and an increase in imports (a subtraction from growth calculation). The manufacturing and services sectors expanded during the period. The unemployment rate increased from 3.9% in July 2018 to 4.0% at period-end.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.9% in July 2018 to 1.6% at period-end.2

Portfolio Composition

Based on Total Net Assets as of 1/31/19

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate twice during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy. At its January meeting, the Fed held its target range for the federal funds rate unchanged and mentioned it would be patient in deciding further rate adjustments. Furthermore, the Fed signaled it might take a flexible approach to its balance sheet reduction. The broad U.S. stock market, as measured by the Standard & Poor’s® 500 Index, declined for the six-month period ended January 31, 2019.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: U.S. Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

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The global economy expanded during the six months under review, despite weakness in certain regions. Global developed and emerging market stocks were aided at certain points during the period by upbeat economic data, easing trade tensions in some regions, encouraging corporate earnings reports and the Fed’s indications of a cautious approach to its monetary policy decisions.

However, various factors weighed on global markets during the period, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union, and major central banks’ interest-rate path and unwinding of monetary stimulus measures. Markets were further pressured by U.S. trade disputes with its allies and China, and their impact on global growth and corporate earnings. In this environment, global stocks, as measured by the MSCI All Country World Index, had a -4.49% total return for the six months ended January 31, 2019.1

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth accelerated in 2018’s third quarter but moderated in the fourth quarter. The Bank of England raised its key policy rate once during the period. After moderating in 2018’s third quarter, the eurozone’s quarterly GDP growth stabilized in the fourth quarter. The bloc’s annual inflation rate ended the period lower than in July 2018. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period and concluded its bond purchase program at the end of 2018. In January 2019, the ECB reiterated that it expected key interest rates to remain unchanged through at least the summer of 2019 and intended to reinvest principal payments from maturing bonds for an extended period of time.

In Asia, Japan’s quarterly GDP expanded in 2018’s fourth quarter after contracting in the third quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures. China’s annual GDP moderated in 2018’s third and fourth quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth.

Investment Strategy

When selecting investments for the Fund’s portfolio, we use a bottom-up stock selection process that incorporates macro-level views in the evaluation process. Our portfolio construction process combines bottom-up analysis of individual stock and infrastructure market fundamentals with top-down macro overlays to provide country/regional, infrastructure sector and company size perspectives in identifying international/local

Geographic Composition

Based on Total Net Assets as of 1/31/19

cyclical and thematic trends that highlight investment opportunities. Under normal market conditions, the Fund invests at least 80% of its net assets in securities listed on a domestic or foreign exchange of companies that are located around the world (including emerging markets) and whose principal business is the ownership, management, construction, operation, use or financing of infrastructure assets. Under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities. We may invest up to 20% of net assets in emerging markets and may invest in infrastructure-related companies of any market capitalization size. We may use derivative instruments, including currency

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forward and futures contracts, from time to time to help manage currency risks and manage local currency exposure.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Top 10 Holdings

1/31/19

Company Sector/Industry, Country	% of Total Net Assets

TransCanada Corp. Oil & Gas Storage & Transportation, Canada	5.2%

American Electric Power Co. Inc. Electric Utilities, U.S.	4.8%

Auckland International Airport Ltd. Airport Services, New Zealand	4.6%

Sempra Energy Multi-Utilities, U.S.	4.2%

Iberdrola SA Electric Utilities, Spain	4.1%

Cheniere Energy Inc. Oil & Gas Storage & Transportation, U.S.	4.0%

Xcel Energy Inc. Electric Utilities, U.S.	3.9%

Transurban Group Highways & Railtracks, Australia	3.5%

NextEra Energy Inc. Electric Utilities, U.S.	3.5%

Enel SpA Electric Utilities, Italy	3.4%

Manager’s Discussion

During the six months under review, stock selection in the energy sector3 detracted from relative performance versus the S&P Global Infrastructure Index, including an underweighted investment in Canadian energy infrastructure company

Enbridge, which hampered results. The company operates in several segments such as liquids pipelines, gas transmission and midstream, and gas distribution. The liquids pipelines segment operates common carrier and contract crude oil, natural gas liquids and refined products pipelines and terminals. The gas transmission and midstream segment owns interests in natural gas pipelines and gathering and processing facilities. The gas distribution segment is involved in natural gas utility operations serving residential, commercial and industrial customers in Ontario, as well as in Quebec and New Brunswick. Enbridge is undergoing regulatory reviews with its replacement of Line 3 and Line 5 in Minnesota and Michigan, respectively. We believe obtaining regulatory approval for these pipes will become more difficult in the future and therefore maintained our underweight position in the stock. However, the company has had some short-term wins in the regulatory process over the past two months and has outperformed the broader index, leading our underweight position to detract from relative performance over the reporting period.

Relative performance was pressured further by stock selection in the industrials sector, with an off-benchmark investment in India-based engineering and construction firm Sadbhav Engineering proving especially detrimental.4 Shares in the company, which is also a toll road operator, declined over the reporting period. However, we have been encouraged by the government’s push on building road infrastructure in India for the next few years and we believe Sadbhav to be one of the best-positioned companies to benefit from the growth in highway construction in India. We remain constructive on their management team, as well as their existing toll road assets. The company is expected to increase earnings over the next two to three years and could also acquire additional road assets in India. However, the failure (bankruptcy) of infrastructure financing companies such as ILFS5 in India has raised serious doubts about the ability of Sadbhav and other road developers to finance the debt portion of their capital expenditure over the next few months, pressuring shares of Sadbhav. We believe the situation will improve as the government has decided to intervene and help ease lending standards for infrastructure projects.

3. The energy sector comprises oil and gas storage and transportation in the SOI.

4. The industrials sector comprises airport services, construction and engineering, environmental and facilities services, highways and railtracks, marine ports and services, and railroads in the SOI.

5. Not a Fund holding.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

Within the utilities sector, the Fund’s investment in U.S.-based multi-utility Dominion Energy also weighed on returns.6 The company’s power delivery segment engages in the regulated electric transmission and distribution operations that serve residential, commercial, industrial, and governmental customers in Virginia and North Carolina. Its power generation segment is involved in electricity generation activities through a variety of purchase agreements. The company’s gas infrastructure segment engages in the regulated natural gas distribution, gas transmission pipeline and storage, liquefied natural gas and nonregulated retail natural gas marketing operations, as well as natural gas gathering and processing activities, serving residential, commercial and industrial customers. As of December 31, 2017, the company’s portfolio of assets included approximately 26,000 megawatts of generating capacity and 51,800 miles of gas distribution pipelines. Dominion is in the process of building a large interstate pipeline, the Atlantic Coast Pipeline (ACP). In the fourth quarter of 2018, a court order stayed the construction of ACP due to objections from the green lobby, causing the stock to underperform. We have since reduced our position to slightly underweight pending additional clarity on the construction of ACP.

Conversely, key contributors to the Fund’s performance relative to the S&P Global Infrastructure Index included positioning in the utilities sector, with an underweighted investment in PG&E, a northern and central California regulated utility, which contributed significantly to relative performance. We initially liked its business model as it is 100% regulated, and we believe the company is one of the least-exposed to tax changes from the Trump administration among all utilities. Moreover, we considered its valuation attractive in the beginning of 2017 compared to other utilities based on our bottom-up earnings projection model. However, in October 2017, and again in November 2018, Northern California was engulfed by several major wildfires and according to California law, the local utility (PG&E) could be liable for all damages related to the wildfires. As a result, shares declined due to news of the potential liability as well as the possibility of a bankruptcy, which the company eventually declared in January 2019. Although we suffered from the initial losses due to the wildfires, our disciplined process of looking at risk-adjusted returns helped us avoid further downside from the subsequent set of declines in the stock.

An off-benchmark allocation to the communication services sector also enhanced results.7 Despite a rocky start after the company’s August 2018 initial public offering (IPO), shares of Chinese telecommunication infrastructure company China Tower surged in December 2018 and traded well above the IPO price by the end of the reporting period. Contributing to the stock’s rally was the announcement of China’s 5G radio frequency spectrum bands allocation. Initially expected in October 2018, the announcement quelled rumors, long denied by the company, that China Unicom/China Telecom may merge, as both telecom operators were allocated 5G spectrum bands. Management also hosted an analyst day, which highlighted a solid medium-term revenue compound annual growth rate, plans to launch a share incentive program in the first half of 2019, and what we view as an attractive long-term tenancy ratio and capital expenditure through the 5G rollout. The company also reiterated its ambition to lead global peers in operating margin and dividend pay-out in the long-term. In general, these recent developments are consistent with our view that the stock’s IPO price represented a material discount to what we considered fair value. We continue to see slight upside to consensus estimates in full-year 2018 and 2019 earnings, though we believe the next leg of share price performance will likely be due to valuation multiples expansion.

Although industrials were an overall detractor at the sector level, the Fund’s investment in Auckland International Airport enhanced results. The company provides airport facilities, supporting infrastructure and aeronautical services in Auckland, New Zealand. It operates in three segments: aeronautical, retail and property. The aeronautical segment offers services that facilitate the movement of aircraft, passengers and cargo; provides utility services, which support the airport; and leases space for facilities, such as terminals. The retail segment provides services to the retailers within the terminals and car parking facilities for passengers, visitors and airport staff. The property segment leases cargo buildings, hangars and stand-alone investment properties. It is a gateway airport to New Zealand and a destination airport. Asian tourism growth has been one of the largest growth drivers for the company and we expect solid international passenger growth over the next two to three years. The company is estimated to grow its earnings over the next three years and has an attractive dividend yield that we expect to increase over the next three years. In addition, the company trades at average valuation multiples compared to its peers. We believe the company has a

6. The utilities sector comprises electric utilities, gas utilities, multi-utilities and water utilities in the SOI.

7. The communications services sector comprises integrated telecommunication services in the SOI.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

strong management team, which has maintained an investment-grade balance sheet.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended January 31, 2019, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure.

Thank you for your continued participation in Franklin Global Listed Infrastructure Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of January 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Wilson Magee

Ketul Sakhpara, CFA

Portfolio Management Team

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

Performance Summary as of January 31, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 1/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4

6-Month	-2.02%	-7.39%

1-Year	-4.11%	-9.35%

5-Year	+36.36%	+5.21%

Since Inception (9/6/13)	+47.08%	+6.29%

Advisor

6-Month	-1.87%	-1.87%

1-Year	-3.86%	-3.86%

5-Year	+38.08%	+6.67%

Since Inception (9/6/13)	+49.16%	+7.68%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

8	Semiannual Report	franklintempleton.com

FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

PERFORMANCE SUMMARY

Distributions (8/1/18–1/31/19)

Share Class	Net Investment Income
A	$0.1696
C	$0.1042
R	$0.1511
R6	$0.2047
Advisor	$0.1889

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver
A	1.24%	1.75%
Advisor	0.99%	1.50%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Investments in infrastructure-related securities involve special risks, such as high interest costs, high leverage and increased susceptibility to adverse economic or regulatory developments affecting the sector. Special risks are associated with foreign investing, including currency-rate fluctuations, economic instability and political developments. Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Investments in utility company securities, if purchased for dividend yield, involve additional interest-rate risks. When interest rates have risen, the stock prices of these companies have tended to fall. Thus, as the prices of utility company stocks in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. By focusing on an industry or group of industries, the Fund carries much greater risk of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 11/30/19. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com	Semiannual Report	9

FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
Share Class	Beginning Account Value 8/1/18	Ending Account Value 1/31/19	Expenses Paid During Period 8/1/18–1/31/19[1,2]	Ending Account Value 1/31/19	Expenses Paid During Period 8/1/18–1/31/19[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$979.80	$6.14	$1,019.00	$ 6.26	1.23%
C	$1,000	$976.10	$9.86	$1,015.22	$10.06	1.98%
R	$1,000	$979.10	$7.38	$1,017.74	$ 7.53	1.48%
R6	$1,000	$981.80	$4.10	$1,021.07	$ 4.18	0.82%
Advisor	$1,000	$981.30	$4.89	$1,020.27	$ 4.99	0.98%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

10	Semiannual Report	franklintempleton.com

FRANKLIN GLOBAL TRUST

Financial Highlights

Franklin Global Listed Infrastructure Fund

	Six Months Ended January 31, 2019 (unaudited)	Year Ended July 31,
		2018	2017	2016	2015	2014[a]

Class A

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.62	$13.66	$12.35	$11.81	$12.35	$10.00

Income from investment operations[b]:

Net investment income[c]	0.11	0.29	0.26	0.22	0.19	0.27

Net realized and unrealized gains (losses)	(0.38)	(0.10)	1.27	0.51	(0.34)	2.20

Total from investment operations	(0.27)	0.19	1.53	0.73	(0.15)	2.47

Less distributions from:

Net investment income	(0.17)	(0.23)	(0.22)	(0.18)	(0.19)	(0.11)

Net realized gains	—	—	—	(0.01)	(0.20)	(0.01)

Total distributions	(0.17)	(0.23)	(0.22)	(0.19)	(0.39)	(0.12)

Net asset value, end of period	$13.18	$13.62	$13.66	$12.35	$11.81	$12.35

Total return[d]	(2.02)%	1.46%	12.68%	6.35%	(1.08)%	24.81%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.82%	1.79%	1.99%	2.24%	2.21%	4.03%

Expenses net of waiver and payments by affiliates	1.23%	1.32% [f]	1.38% [f]	1.40% [f]	1.45% [f]	1.28% [f]

Net investment income	1.73%	2.12%	2.10%	1.93%	1.62%	2.59%

Supplemental data

Net assets, end of period (000’s)	$45,320	$52,551	$39,991	$24,889	$28,568	$14,934

Portfolio turnover rate	55.19%	97.40%	71.81%	63.57%	50.75%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin Global Listed Infrastructure Fund (continued)

	Six Months Ended January 31, 2019 (unaudited)
		Year Ended July 31,
		2018	2017	2016	2015	2014[a]

Class C

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.53	$13.57	$12.28	$11.74	$12.28	$10.00

Income from investment operations[b]:

Net investment income[c]	0.06	0.18	0.17	0.13	0.11	0.22

Net realized and unrealized gains (losses)	(0.39)	(0.09)	1.26	0.51	(0.33)	2.16

Total from investment operations	(0.33)	0.09	1.43	0.64	(0.22)	2.38

Less distributions from:

Net investment income	(0.10)	(0.13)	(0.14)	(0.09)	(0.12)	(0.09)

Net realized gains	—	—	—	(0.01)	(0.20)	(0.01)

Total distributions	(0.10)	(0.13)	(0.14)	(0.10)	(0.32)	(0.10)

Net asset value, end of period	$13.10	$13.53	$13.57	$12.28	$11.74	$12.28

Total return[d]	(2.39)%	0.65%	11.86%	5.58%	(1.78)%	23.95%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	2.57%	2.54%	2.74%	2.99%	2.91%	4.85%

Expenses net of waiver and payments by affiliates	1.98%	2.07% [f]	2.13% [f]	2.15% [f]	2.15% [f]	2.10% [f]

Net investment income	0.98%	1.37%	1.35%	1.18%	0.92%	1.77%

Supplemental data

Net assets, end of period (000’s)	$6,898	$9,598	$8,299	$4,515	$4,855	$2,988

Portfolio turnover rate	55.19%	97.40%	71.81%	63.57%	50.75%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin Global Listed Infrastructure Fund (continued)

	Six Months Ended January 31, 2019 (unaudited)
		Year Ended July 31,
		2018	2017	2016	2015	2014[a]

Class R

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.61	$13.64	$12.34	$11.80	$12.32	$10.00

Income from investment operations[b]:

Net investment income[c]	0.10	0.24	0.24	0.19	0.16	0.25

Net realized and unrealized gains (losses)	(0.39)	(0.09)	1.27	0.51	(0.33)	2.18

Total from investment operations	(0.29)	0.15	1.51	0.70	(0.17)	2.43

Less distributions from:

Net investment income	(0.15)	(0.18)	(0.21)	(0.15)	(0.15)	(0.10)

Net realized gains	—	—	—	(0.01)	(0.20)	(0.01)

Total distributions	(0.15)	(0.18)	(0.21)	(0.16)	(0.35)	(0.11)

Net asset value, end of period	$13.17	$13.61	$13.64	$12.34	$11.80	$12.32

Total return[d]	(2.09)%	1.12%	12.48%	6.08%	(1.29)%	24.48%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	2.07%	2.06%	2.19%	2.47%	2.41%	4.35%

Expenses net of waiver and payments by affiliates	1.48%	1.59% [f]	1.58% [f]	1.63% [f]	1.65% [f]	1.60% [f]

Net investment income	1.48%	1.85%	1.90%	1.70%	1.42%	2.27%

Supplemental data

Net assets, end of period (000’s)	$79	$85	$96	$63	$62	$81

Portfolio turnover rate	55.19%	97.40%	71.81%	63.57%	50.75%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin Global Listed Infrastructure Fund (continued)

	Six Months Ended January 31, 2019 (unaudited)
		Year Ended July 31,
		2018	2017	2016	2015	2014[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.67	$13.70	$12.37	$11.83	$12.36	$10.00

Income from investment operations[b]:

Net investment income[c]	0.14	0.38	0.30	0.27	0.23	0.26

Net realized and unrealized gains (losses)	(0.40)	(0.13)	1.30	0.50	(0.33)	2.24

Total from investment operations	(0.26)	0.25	1.60	0.77	(0.10)	2.50

Less distributions from:

Net investment income	(0.20)	(0.28)	(0.27)	(0.22)	(0.23)	(0.13)

Net realized gains	—	—	—	(0.01)	(0.20)	(0.01)

Total distributions	(0.20)	(0.28)	(0.27)	(0.23)	(0.43)	(0.14)

Net asset value, end of period	$13.21	$13.67	$13.70	$12.37	$11.83	$12.36

Total return[d]	(1.82)%	1.87%	13.27%	6.78%	(0.75)%	25.20%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.47%	1.39%	2.31%	2.26%	2.17%	5.21%

Expenses net of waiver and payments by affiliates	0.82%	0.88% [f]	0.94% [f]	1.00% [f]	1.07% [f]	1.03% [f]

Net investment income	2.14%	2.57%	2.54%	2.33%	2.00%	2.84%

Supplemental data

Net assets, end of period (000’s)	$1,290	$1,737	$14	$12	$12	$12

Portfolio turnover rate	55.19%	97.40%	71.81%	63.57%	50.75%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Franklin Global Listed Infrastructure Fund (continued)

	Six Months Ended January 31, 2019 (unaudited)
		Year Ended July 31,
		2018	2017	2016	2015	2014[a]

Advisor Class

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.65	$13.69	$12.37	$11.83	$12.36	$10.00

Income from investment operations[b]:

Net investment income[c]	0.13	0.33	0.32	0.25	0.20	0.29

Net realized and unrealized gains (losses)	(0.39)	(0.11)	1.26	0.51	(0.31)	2.20

Total from investment operations	(0.26)	0.22	1.58	0.76	(0.11)	2.49

Less distributions from:

Net investment income	(0.19)	(0.26)	(0.26)	(0.21)	(0.22)	(0.12)

Net realized gains	—	—	—	(0.01)	(0.20)	(0.01)

Total distributions	(0.19)	(0.26)	(0.26)	(0.22)	(0.42)	(0.13)

Net asset value, end of period	$13.20	$13.65	$13.69	$12.37	$11.83	$12.36

Total return[d]	(1.87)%	1.62%	13.05%	6.53%	(0.74)%	25.13%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.57%	1.54%	1.74%	1.99%	1.91%	3.85%

Expenses net of waiver and payments by affiliates	0.98%	1.07% [f]	1.13% [f]	1.15% [f]	1.15% [f]	1.10% [f]

Net investment income	1.98%	2.37%	2.35%	2.18%	1.92%	2.77%

Supplemental data

Net assets, end of period (000’s)	$7,030	$9,250	$5,220	$957	$556	$357

Portfolio turnover rate	55.19%	97.40%	71.81%	63.57%	50.75%	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

FRANKLIN GLOBAL TRUST

Statement of Investments, January 31, 2019 (unaudited)

Franklin Global Listed Infrastructure Fund

	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests 99.6%
Airport Services 15.5%
Aena SME SA	Spain	9,416	$1,625,468
Aeroports de Paris SA	France	10,446	1,999,388
Auckland International Airport Ltd.	New Zealand	542,790	2,758,544
Beijing Capital International Airport Co. Ltd.	China	678,000	633,330
Enav SpA	Italy	208,295	1,065,852
Grupo Aeroportuario del Pacifico SAB de CV, ADR	Mexico	14,251	1,284,585
			9,367,167

Construction & Engineering 2.2%
[a]Ferrovial SA	Spain	27,962	626,426
Sadbhav Engineering Ltd.	India	66,458	183,799
Vinci SA	France	5,994	527,522
			1,337,747

Electric Utilities 26.3%
Alliant Energy Corp.	United States	12,500	555,875
American Electric Power Co. Inc.	United States	36,570	2,893,418
Elia System Operator SA/NV	Belgium	10,544	771,289
Enel Chile SA	Chile	5,154,793	543,148
Enel SpA	Italy	342,818	2,066,594
Evergy Inc.	United States	8,278	474,495
FirstEnergy Corp.	United States	25,300	991,760
[a]Iberdrola SA	Spain	297,471	2,451,815
[a]Iberdrola SA, interim line	Spain	6,250	51,514
NextEra Energy Inc.	United States	11,740	2,101,225
Orsted AS	Denmark	5,356	385,058
Terna Rete Elettrica Nazionale SpA	Italy	49,249	302,861
Xcel Energy Inc.	United States	45,400	2,377,144
			15,966,196

Environmental & Facilities Services 1.0%
Cleanaway Waste Management Ltd.	Australia	452,749	594,277
Gas Utilities 5.8%
Atmos Energy Corp.	United States	6,100	595,543
ENN Energy Holdings Ltd.	China	96,800	923,961
Gujarat State Petronet Ltd.	India	274,586	681,241
Infraestructura Energetica Nova SAB de CV	Mexico	155,600	610,323
Southwest Gas Holdings Inc.	United States	4,200	328,944
Valener Inc	Canada	24,100	380,652
			3,520,664

Highways & Railtracks 10.7%
Atlantia SpA	Italy	79,116	1,869,324
Atlas Arteria Ltd.	Australia	195,675	946,261
Getlink SE	France	103,879	1,519,740
Transurban Group	Australia	241,580	2,137,989
			6,473,314

Integrated Telecommunication Services 3.7%
Cellnex Telecom SAU	Spain	61,079	1,719,337
[a]China Tower Corp. Ltd., H	China	2,568,900	549,988
			2,269,325

16	Semiannual Report	franklintempleton.com

FRANKLIN GLOBAL TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Global Listed Infrastructure Fund (continued)

	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Marine Ports & Services 1.1%
COSCO Shipping Ports Ltd.	China	622,000	$646,810

Multi-Utilities 8.6%

CMS Energy Corp.	United States	25,300	1,319,142
Dominion Energy Inc.	United States	19,500	1,369,680
Sempra Energy	United States	21,760	2,545,485
			5,234,307

Oil & Gas Storage & Transportation 18.0%

[a]Cheniere Energy Inc.	United States	37,050	2,432,332
Enbridge Inc.	Canada	14,244	520,794
Energy Transfer LP	United States	62,887	925,068
ONEOK Inc.	United States	30,300	1,945,563
Pembina Pipeline Corp.	Canada	42,429	1,512,852
Targa Resources Corp.	United States	9,620	413,756
TransCanada Corp.	Canada	73,707	3,136,659
			10,887,024

Railroads 1.0%
[a]Rumo SA	Brazil	113,300	610,643

Water Utilities 5.7%

American Water Works Co. Inc.	United States	11,220	1,073,418
Guangdong Investment Ltd.	China	360,000	686,326
Pennon Group PLC	United Kingdom	103,684	1,036,951
Severn Trent PLC	United Kingdom	24,569	643,765
			3,440,460

Total Common Stocks and Other Equity Interests (Cost $53,798,230)			60,347,934

Short Term Investments (Cost $188,431) 0.3%

Money Market Funds 0.3%
[b,c]Institutional Fiduciary Trust Money Market Portfolio, 2.05%	United States	188,431	188,431
Total Investments (Cost $53,986,661) 99.9%			60,536,365
Other Assets, less Liabilities 0.1%			81,126
Net Assets 100.0%			$60,617,491

See Abbreviations on page 29.

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	17

FRANKLIN GLOBAL TRUST

Financial Statements

Statement of Assets and Liabilities

January 31, 2019 (unaudited)

Franklin Global Listed Infrastructure Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$53,798,230
Cost - Non-controlled affiliates (Note 3f)	188,431

Value - Unaffiliated issuers	$60,347,934
Value - Non-controlled affiliates (Note 3f)	188,431
Foreign currency, at value (cost $45)	46
Receivables:
Investment securities sold	817,935
Capital shares sold	11,620
Dividends	147,007

Total assets	61,512,973

Liabilities:
Payables:
Investment securities purchased	755,575
Capital shares redeemed	63,114
Management fees	17,874
Distribution fees	15,090
Transfer agent fees	21,943
Accrued expenses and other liabilities	21,886

Total liabilities	895,482

Net assets, at value	$60,617,491

Net assets consist of:
Paid-in capital	$57,280,172
Total distributable earnings (loss)	3,337,319

Net assets, at value	$60,617,491

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FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

January 31, 2019 (unaudited)

Franklin Global Listed Infrastructure Fund

Class A:
Net assets, at value	$45,320,470

Shares outstanding	3,438,954

Net asset value per share[a]	$13.18

Maximum offering price per share (net asset value per share ÷ 94.50%)	$13.95

Class C:
Net assets, at value	$ 6,897,934

Shares outstanding	526,416

Net asset value and maximum offering price per share[a]	$13.10

Class R:
Net assets, at value	$ 78,957

Shares outstanding	5,996

Net asset value and maximum offering price per share	$13.17

Class R6:
Net assets, at value	$ 1,290,330

Shares outstanding	97,674

Net asset value and maximum offering price per share	$13.21

Advisor Class:
Net assets, at value	$ 7,029,800

Shares outstanding	532,417

Net asset value and maximum offering price per share	$13.20

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended January 31, 2019 (unaudited)

Franklin Global Listed Infrastructure Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 942,446
Non-controlled affiliates (Note 3f)	2,319

Total investment income	944,765

Expenses:
Management fees (Note 3a)	319,276
Distribution fees: (Note 3c)
Class A	58,742
Class C	38,977
Class R	193
Transfer agent fees: (Note 3e)
Class A	45,379
Class C	7,541
Class R	74
Class R6	637
Advisor Class	7,185
Custodian fees (Note 4)	4,996
Reports to shareholders	14,793
Registration and filing fees	46,077
Professional fees	47,045
Trustees’ fees and expenses	1,530
Other	5,418

Total expenses	597,863
Expenses waived/paid by affiliates (Note 3f and 3g)	(187,656)

Net expenses	410,207

Net investment income	534,558

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(1,001,327)
Foreign currency transactions	16,917

Net realized gain (loss)	(984,410)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(1,321,440)
Translation of other assets and liabilities denominated in foreign currencies	1,583

Net change in unrealized appreciation (depreciation)	(1,319,857)

Net realized and unrealized gain (loss)	(2,304,267)

Net increase (decrease) in net assets resulting from operations	$(1,769,709)

*Foreign taxes withheld on dividends	$ 52,617
#Net of foreign taxes	$ 45

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FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Global Listed Infrastructure Fund

	Six Months Ended January 31, 2019 (unaudited)	Year Ended July 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$ 534,558	$ 1,433,895
Net realized gain (loss)	(984,410)	514,486
Net change in unrealized appreciation (depreciation)	(1,319,857)	(1,323,828)

Net increase (decrease) in net assets resulting from operations	(1,769,709)	624,553

Distributions to shareholders: (Note 1d)
Class A	(612,803)	(804,999)
Class C	(65,267)	(86,434)
Class R	(896)	(1,229)
Class R6	(22,374)	(25,039)
Advisor Class	(109,289)	(146,403)

Total distributions to shareholders	(810,629)	(1,064,104)

Capital share transactions: (Note 2)
Class A	(5,380,703)	12,877,725
Class C	(2,352,375)	1,343,368
Class R	(3,699)	(9,991)
Class R6	(378,259)	1,756,159
Advisor Class	(1,907,802)	4,073,885

Total capital share transactions	(10,022,838)	20,041,146

Net increase (decrease) in net assets	(12,603,176)	19,601,595
Net assets:
Beginning of period	73,220,667	53,619,072

End of period (Note 1d)	$60,617,491	$73,220,667

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FRANKLIN GLOBAL TRUST

Notes to Financial Statements (unaudited)

Franklin Global Listed Infrastructure Fund

1.  Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Global Listed Infrastructure Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Listed Infrastructure Fund (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of January 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Listed Infrastructure Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

d.   Security Transactions, Investment Income, Expenses and Distributions (continued)

of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended July 31, 2018, distributions to shareholders were as follows:

Distributions from net investment income:
Class A	$(804,999)
Class C	(86,434)
Class R	(1,229)
Class R6	(25,039)
Advisor Class	(146,403)

For the year ended July 31, 2018, undistributed net investment income included in net assets was $434,788.

2.  Shares of Beneficial Interest

At January 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended January 31, 2019		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold[a]	255,276	$ 3,290,226	1,901,223	$ 26,037,978
Shares issued in reinvestment of distributions	47,479	608,847	58,708	799,297
Shares redeemed	(720,860)	(9,279,776)	(1,029,794)	(13,959,550)

Net increase (decrease)	(418,105)	$(5,380,703)	930,137	$ 12,877,725

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Listed Infrastructure Fund (continued)

	Six Months Ended January 31, 2019		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount
Class C Shares:
Shares sold	19,277	$248,469	291,686	$3,949,510
Shares issued in reinvestment of distributions	5,015	64,462	6,336	85,984
Shares redeemed[a]	(207,237)	(2,665,306)	(200,285)	(2,692,126)

Net increase (decrease)	(182,945)	$(2,352,375)	97,737	$1,343,368

Class R Shares:
Shares sold	50	$658	131	$1,797
Shares issued in reinvestment of distributions	70	896	90	1,229
Shares redeemed	(385)	(5,253)	(962)	(13,017)

Net increase (decrease)	(265)	$(3,699)	(741)	$(9,991)

Class R6 Shares:
Shares sold	3,388	$43,203	172,071	$2,384,860
Shares issued in reinvestment of distributions	1,734	22,277	1,824	24,755
Shares redeemed	(34,531)	(443,739)	(47,812)	(653,456)

Net increase (decrease)	(29,409)	$(378,259)	126,083	$1,756,159

Advisor Class Shares:
Shares sold	119,236	$1,543,161	886,769	$12,099,465
Shares issued in reinvestment of distributions	8,220	105,536	10,529	143,158
Shares redeemed	(272,488)	(3,556,499)	(601,113)	(8,168,738)

Net increase (decrease)	(145,032)	$(1,907,802)	296,185	$4,073,885

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Listed Infrastructure Fund (continued)

3.  Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $500 million
0.900%	Over $500 million, up to and including $1 billion
0.850%	Over $1 billion, up to and including $1.5 billion
0.800%	Over $1.5 billion, up to and including $6.5 billion
0.780%	Over $6.5 billion, up to and including $11.5 billion
0.760%	Over $11.5 billion, up to and including $16.5 billion
0.740%	Over $16.5 billion, up to and including $19 billion
0.730%	Over $19 billion, up to and including $21.5 billion
0.720%	In excess of $21.5 billion

b.  Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on the Fund’s average net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$6,635

CDSC retained	$807

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Listed Infrastructure Fund (continued)

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended January 31, 2019, the Fund paid transfer agent fees of $60,816, of which $26,735 was retained by Investor Services.

f.   Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended January 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.05%	27,666	8,952,976	(8,792,211)	188,431	$188,431	$2,319	$ —	$ —

g.  Waiver and Expense Reimbursements

FT Institutional and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 0.99%, and Class R6 does not exceed 0.82% based on the average net assets of each class until November 30, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended January 31, 2019, there were no credits earned.

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Listed Infrastructure Fund (continued)

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:

Short Term	$803,339
Long Term	595,133

Total capital loss carryforwards	$1,398,472

At January 31, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$54,977,397

Unrealized appreciation	$7,162,856
Unrealized depreciation	(1,603,888)

Net unrealized appreciation (depreciation)	$5,558,968

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of pass-through entity income and wash sales.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended January 31, 2019, aggregated $34,974,363 and $45,349,152, respectively.

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended January 31, 2019, the Fund did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Listed Infrastructure Fund (continued)

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of January 31, 2019, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Electric Utilities	$15,914,682	$51,514	$—	$15,966,196
All Other Equity Investments	44,381,738	—	—	44,381,738
Short Term Investments	188,431	—	—	188,431

Total Investments in Securities	$60,484,851	$51,514	$—	$60,536,365

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks as well as other equity interests.

10.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio
ADR American Depositary Receipt

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FRANKLIN GLOBAL TRUST

Tax Information (unaudited)

At July 31, 2018, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on September 14, 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Class A	$0.0513	$0.2190	$0.1972
Class C	$0.0513	$0.1352	$0.1217
Class R	$0.0513	$0.1825	$0.1641
Class R6	$0.0513	$0.2644	$0.2379
Advisor Class	$0.0513	$0.2436	$0.2192

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported Per Share that were derived from qualified foreign securities held by the Fund.1

In February 2019, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2018. The Foreign Source Income reported on Form 1099-DIV was not adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2018 individual income tax returns.

1.Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

30	Semiannual Report	franklintempleton.com

FRANKLIN GLOBAL TRUST

FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Franklin Global Listed Infrastructure Fund
Investment Manager
Franklin Templeton Institutional, LLC
Distributor
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Shareholder Services
(800) 632-2301

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© 2019 Franklin Templeton Investments. All rights reserved.	997 S 03/19

Item 2.	Code OF Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Terrence J. Checki and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange

Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures were not effective related to internal control over financial reporting specific to the monitoring of market events following the close of trading in foreign stock markets that assist in determining the reliability of the values of the foreign securities held by the Funds and which may require the use of fair valuation factors to account for changes in the values of those securities subsequent to the local close of the foreign market but prior to the net asset calculation of the Funds. As a result, a material weakness exists at period end for the Franklin Global Listed Infrastructure Fund, Franklin International Growth Fund and Franklin International Small Cap Growth Fund. There are no misstatements to current and previously issued financial statements. However, this material weakness could result in misstatements of security values and unrealized gains or losses and associated disclosures that would result in a material misstatement of the interim or annual financial statements that would not be prevented or detected.

Effective November 1, 2018, the Registrant’s controls were enhanced through the implementation of a daily secondary review of market events following the close of trading on foreign stock markets to ensure the appropriate application of market level fair value. Registrant’s management believes this will facilitate the remediation of the control deficiency we have identified and strengthen the internal control over financial reporting. This material weakness will not be considered remediated until the applicable controls operate for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively.

(b) Changes in Internal Controls. As described above, there have been changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GLOBAL TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	March 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	March 27, 2019

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date	March 27, 2019